                                                                EXHIBIT 10.41







                              NORRELL CORPORATION
                         401(K) RETIREMENT SAVINGS PLAN

                               (1994 RESTATEMENT)

                              NORRELL CORPORATION
                         401(K) RETIREMENT SAVINGS PLAN

                               (1994 RESTATEMENT)


         On this 30th day of December, 1994, Norrell Corporation, a corporation duly organized and existing under the laws of the State of Georgia (the "Controlling Company"), hereby amends and restates the Norrell Corporation Horizon Plan (Pace and Strides), which shall hereinafter be called the Norrell Corporation 401(k) Retirement Savings Plan (the "Plan").

                            STATEMENT OF PURPOSE

         A. The Plan initially was adopted effective as of November 1, 1972, and was last restated on June 7, 1994.

         B. The Plan, as set forth in this document, is intended and should be construed as a restatement and continuation of the Plan as previously in effect. This restatement of the Plan is intended to effect the merger of the Tascor Retirement Savings Plan (the "Tascor Plan") with and into the Plan, effective as of December 31, 1994.

         C. This restatement of the Plan also is intended to bring the Plan (and, to the extent necessary, the Tascor Plan) into compliance with the requirements of the Tax Reform Act of 1986 and all current laws and regulations enacted or issued prior to the adoption date of this restatement. Therefore, except as specified in this restatement or as otherwise necessary to bring the Plan into legal compliance, this restatement shall be effective as of January 1, 1994, and the terms of the prior restatement (as amended) shall control through December 31, 1993.

         D. The primary purpose of the Plan is to recognize the contributions made to the Controlling Company and its participating affiliates by employees and to reward those contributions by providing eligible employees with an opportunity to accumulate savings for their future security.

         D. The Controlling Company intends that the Plan be a profit sharing plan qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended.

                             STATEMENT OF AGREEMENT

         To amend and restate the Plan with the purposes and goals as hereinabove described, the Controlling Company hereby sets forth the terms and provisions as follows:

                              NORRELL CORPORATION
                         401(K) RETIREMENT SAVINGS PLAN

                               (1994 RESTATEMENT)

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----

    ARTICLE I    DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         1.2     ACP or Average Contribution Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.3     ACP Tests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.4     Active Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.5     Additional Discretionary Matching Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.6     Additional Discretionary Matching Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.7     Administrative Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.8     ADP or Actual Deferral Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.9     ADP Test . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         1.10    Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.11    Annual Addition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.12    Basic Matching Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.13    Basic Matching Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.14    Before Tax Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.15    Before Tax Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.16    Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.17    Board  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.18    Break in Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         1.19    Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.20    Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.21    Company Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.22    Compensations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 (a)      Benefit Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 (b)      Section 415 Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 (c)      Key Employee Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 (d)      Testing Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.23    Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.24    Controlling Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.25    Covered Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.26    Deferral Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.27    Defined Benefit Minimum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.28    Defined Benefit Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.29    Defined Benefit Plan Fraction      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

                                                                                                                     Page
                                                                                                                     ----
         1.30    Defined Contribution Minimum . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.31    Defined Contribution Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.32    Defined Contribution Plan Fraction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.33    Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.34    Disability or Disabled . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.35    Effective Date     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.36    Elective Deferrals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.37    Eligible Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.38    Eligible Retirement Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.39    Eligible Rollover Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.40    Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.41    Employment Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.42    Entry Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.43    ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.44    Forfeiture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         1.45    Highly Compensated Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (a)      General Rule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (b)      Excluded Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 (c)      Family Rules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 (d)      Nonresident Aliens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (e)      Determination of Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (f)      Compliance with Code Section 414(q) . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.46    Hour of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.47    Investment Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.48    Investment Fund or Funds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.49    Investment Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.50    Key Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.51    Leave of Absence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.52    Limitation Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.53    Management Services Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.54    Matching Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.55    Matching Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.56    Maternity or Paternity Leave . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.57    Maximum Deferral Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.58    Named Fiduciary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.59    Non-Key Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.60    Normal Retirement Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.61    Norrell Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.62    Norrell Stock Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.63    Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12


                                                                                                                     Page
                                                                                                                     ----
         1.64    Participating Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.65    Permissive Aggregation Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.66    Plan       . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.67    Plan Year          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.68    Profit Sharing Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.69    Qualified Spousal Waiver   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.70    Related Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.71    Required Aggregation Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.72    Rollover Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.73    Rollover Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.74    Severance Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.75    Specified Matching Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.76    Spouse or Surviving Spouse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.77    Staffing Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.78    Tascor Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.79    Temporary Services Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.80    Top-Heavy Group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.81    Top-Heavy Plan     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.82    Trust or Trust Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.83    Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.84    Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.85    Valuation Date     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.86    Years of Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (a)      Aggregation Rule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (b)      Counting Periods of Severance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (c)      Pre-Break Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (d)      Post-Break Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (e)      Predecessor Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 (f)      Predecessor Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15


    ARTICLE II   ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

         2.1     Initial Eligibility Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (a)      General Rule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (b)      Grandfathered Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (c)      New Participating Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         2.2     Treatment of Interruptions of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (a)      Leave of Absence or Layoff  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 (b)      Reemployment Before Break in Service  . . . . . . . . . . . . . . . . . . . . . . . . . . .  16


                                                                                                                     Page
                                                                                                                     ----
                 (c)      Reemployment After Break in Service . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 (d)      Reparticipation Upon Reemployment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.3     Change in Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 (a)      Loss of Covered Employee Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 (b)      Change to Covered Employee Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 (c)      Change by Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.4     Limited Participant by Certain Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17


    ARTICLE III  CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

         3.1     Before-Tax Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 (a)      Before-Tax Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 (b)      Deferral Elections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.2     Matching Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.3     Additional Discretionary Matching Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.4     Form of Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.5     Timing of Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 (a)      Before-Tax Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 (b)      Matching, Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.6     Contingent Nature of Company Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.7     Restoration of Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.8     Pre-1995 Employer Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18


    ARTICLE IV   ROLLOVERS CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

         4.1     Rollover Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 (a)      Request by Covered Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 (b)      Acceptance of Rollover  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24


    ARTICLE V    PARTICIPANTS' ACCOUNTS; CREDITING AND ALLOCATIONS  . . . . . . . . . . . . . . . . . . . . . . . . .  23

         5.1     Establishment of Participants' Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.2     Allocation and Crediting of Before-Tax, Matching, Rollover
                 and Transfer Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.3     Allocation and Crediting of Additional Discretionary Matching
                  Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         5.4     Allocation and Crediting of Investment Experience  . . . . . . . . . . . . . . . . . . . . . . . . .  23


                                                                                                                     Page
                                                                                                                     ----
                 (a)      General Provision . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 (b)      Per Capita Supplemental Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         5.5     Allocation of Forfeitures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         5.6     Notice to Participants of Account Balances . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         5.7     Good Faith Valuation Binding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         5.8     Errors and Omissions in Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29


    ARTICLE VI   CONTRIBUTION AND SECTION 415 LIMITATIONS AND
                 NONDISCRIMINATION REQUIREMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         6.1     Deductibility Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         6.2     Maximum Limitation on Elective Deferrals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 (a)      Maximum Elective Deferrals Under Participating Company Plans  . . . . . . . . . . . . . . .  26
                 (b)      Return of Excess Before-Tax Contributions . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 (c)      Return of Excess Elective Deferrals Provided by Other
                          Participating Company Arrangements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 (d)      Discretionary Return of Elective Deferrals  . . . . . . . . . . . . . . . . . . . . . . . .  27
                 (e)      Return of Excess Annual Additions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         6.3     Nondiscrimination Requirements for Before-Tax Contributions  . . . . . . . . . . . . . . . . . . . .  27
                 (a)      ADP Test  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 (b)      Multiple Plans    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 (c)      Adjustments to Actual Deferral Percentages  . . . . . . . . . . . . . . . . . . . . . . . .  28
         6.4     Nondiscrimination Requirements for Matching Contributions  . . . . . . . . . . . . . . . . . . . . .  29
                 (a)      ACP Test  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 (b)      Multiple Plans    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 (c)      Adjustments to Average Contribution Percentages . . . . . . . . . . . . . . . . . . . . . .  29
         6.5     Multiple Use of Tests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 (a)      Aggregate Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 (b)      Multiple Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 (c)      Correction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 (d)      Application . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         6.6     Order of Application . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.7     Code Section 415 Limitations on Maximum Contributions  . . . . . . . . . . . . . . . . . . . . . . .  31
                 (a)      General Limit on Annual Additions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                 (b)      Combined Plan Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 (c)      Correction of Excess Annual Additions . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                 (d)      Special Definitions Applicable to Code Section 415 Limitations  . . . . . . . . . . . . . .  34
                 (e)      Compliance with Code Section 415 . . . . . . . . . . . . . . .  . . . . . . . . . . . . . .  34
         6.8     Construction of Limitations and Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35


                                                                                                                     Page
                                                                                                                     ----
    ARTICLE VII  INVESTMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

         7.1     Establishment of Trust Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         7.2     Investment Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                 (a)      Named Investment Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                 (b)      Other Investment Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                 (c)      Reinvestment of Cash Earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         7.3     Participant Direction of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                 (a)      Investment of Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 (b)      Investment of Existing Account Balances . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 (c)      Conditions Applicable to Elections  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                 (d)      Restrictions on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                 (e)      Sales and Purchases of Norrell Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         7.4     Investment of Additional Discretionary Matching and Profit
                 Sharing Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         7.5     Valuation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         7.6     Voting and Tender Offer Rights With Respect to Norrell Stock . . . . . . . . . . . . . . . . . . . .  39
                 (a)      Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                 (b)      Tender Offer Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                 (c)      Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
                 (d)      Dissemination of Pertinent Information  . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         7.7     Voting and Tender Offer Rights with Respect to Investment Funds
                 Other Than the Norrell Stock Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         7.8     Fiduciary Responsibilities for Investment Directions . . . . . . . . . . . . . . . . . . . . . . . .  40
         7.9     Appointment of Investment Manager; Authorization to Invest in
                 Collective Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                 (a)      Investment Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                 (b)      Collective Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         7.10    Purchase of Life Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41


    ARTICLE VIII VESTING IN ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

         8.1     General Vesting Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                 (a)General Vesting Schedule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                 (b)Special Schedule for Certain Tascor Plan Participants . . . . . . . . . . . . . . . . . . . . . .  42
         8.2     Vesting Upon Attainment of Normal Retirement Age, Death or
                 Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42


                                                                                                                     Page
                                                                                                                     ----
         8.3     Timing of Forfeitures and Vesting After Restoration  . . . . . . . . . . . . . . . . . . . . . . . .  43
                 (a)      Reemployment and Vesting Before any Distribution  . . . . . . . . . . . . . . . . . . . . .  43
                 (b)      Reemployment and Vesting After Distribution . . . . . . . . . . . . . . . . . . . . . . . .  43
         8.4     Amendment to Vesting Schedule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43


    ARTICLE IX   PAYMENT OF BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

         9.1     Benefit Payments Upon Termination of Service For Reasons Other Than
                 Death  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                 (a)      General Rule Concerning Benefits Payable  . . . . . . . . . . . . . . . . . . . . . . . . .  45
                 (b)      Timing of Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                 (c)      Restrictions on Distributions from Before-Tax Accounts  . . . . . . . . . . . . . . . . . .  46
                 (d)      Delay Upon Reemployment or Termination of Disability  . . . . . . . . . . . . . . . . . . .  47
         9.2     Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         9.3     Form of Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
                 (a)      Method of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                 (b)      Assets Distributed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                 (c)      Distributions From the Norrell Stock Fund . . . . . . . . . . . . . . . . . . . . . . . . .  49
                 (d)      Direct Rollover Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         9.4     Beneficiary Designation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                 (a)      General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                 (b)      No Designation or Designee Dead or Missing  . . . . . . . . . . . . . . . . . . . . . . . .  50
         9.5     Hardship Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                 (a)      Parameters of Hardship Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                 (b)      Immediate and Heavy Financial Need  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                 (c)      Necessary to Satisfy a Financial Need . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
                 (d)      Election to Withdraw  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
                 (e)      Payment of Withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         9.6     Withdrawals After Age 592  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         9.7     Qualified Domestic Relations Orders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         9.8     Unclaimed Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         9.9     Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                 (a)      Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                 (b)      Review Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
                 (c)      Satisfaction of Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         9.10    Explanation of Rollover Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53


                                                                                                                     Page
                                                                                                                     ----
    ARTICLE X    ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

         10.1    Administrative Committee; Appointment and Term of Office . . . . . . . . . . . . . . . . . . . . . .  55
                 (a)      Appointment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                 (b)      Removal; Resignation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                 (c)      Certification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         10.2    Organization of Administrative Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         10.3    Powers and Responsibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         10.4    Records of Administrative Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                 (a)      Notices and Directions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                 (b)      Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         10.5    Reporting and Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         10.6    Construction of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         10.7    Assistants and Advisers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                 (a)      Engaging Advisors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                 (b)      Reliance on Advisors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         10.8    Investment Committee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                 (a)      Funding Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                 (b)      Appointment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                 (c)      Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         10.9    Direction of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         10.10   Bonding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         10.11   Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59


    ARTICLE XI   ALLOCATION OF AUTHORITY AND RESPONSIBILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

         11.1    Controlling Company and Board  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
                 (a)      General Responsibilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
                 (b)      Allocation of Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
                 (c)      Authority of Participating Companies  . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         11.2    Administrative Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         11.3    Investment Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         11.4    Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         11.5    Limitations on Obligations of Fiduciaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         11.6    Delegation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         11.7    Multiple Fiduciary Roles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61


                                                                                                                     Page
                                                                                                                     ----
    ARTICLE XII  AMENDMENT, TERMINATION AND ADOPTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

         12.1    Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         12.2    Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
                 (a)      Right to Terminate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
                 (b)      Vesting Upon Complete Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
                 (c)      Dissolution of Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
                 (d)      Vesting Upon Partial Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         12.3    Adoption of the Plan by a Participating Company  . . . . . . . . . . . . . . . . . . . . . . . . . .  63
                 (a)      Procedures for Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                 (b)      Single Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                 (c)  Authority Under Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                 (d)  Contributions to Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                 (e)  Withdrawal from Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         12.4    Merger, Consolidation and Transfer of Assets or Liabilities  . . . . . . . . . . . . . . . . . . . .  64


    ARTICLE XIII TOP-HEAVY PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66

         13.1    Top-Heavy Plan Years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         13.2    Determination of Top-Heavy Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                 (a)      Application . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                 (b)      Special Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                 (c)      Special Rules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         13.3    Top-Heavy Minimum Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
                 (a)      Multiple Defined Contribution Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
                 (b)      Defined Contribution and Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . . .  69
                 (c)      Defined Contribution Minimum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
                 (d)      Defined Benefit Minimum . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         13.4    Top-Heavy Minimum Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         13.5    Adjustments in Code Section 415 Limitations for Top-Heavy Plans  . . . . . . . . . . . . . . . . . .  70
                 (a)      Special Adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
                 (b)      Exception . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         13.6    Special Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         13.7    Construction of Limitations and Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71


                                                                                                                     Page
                                                                                                                     ----
    ARTICLE XIV  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72

         14.1    Nonalienation of Benefits and Spendthrift Clause . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                 (a)      General Nonalienation Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                 (b)      Exception for Qualified Domestic Relations Orders . . . . . . . . . . . . . . . . . . . . .  72
         14.2    Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         14.3    Construction, Controlling Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         14.4    No Contract of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         14.5    Legally Incompetent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         14.6    Heirs, Assigns and Personal Representatives  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         14.7    Title to Assets, Benefits Supported Only By Trust Fund . . . . . . . . . . . . . . . . . . . . . . .  73
         14.8    Legal Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         14.9    No Discrimination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         14.10   Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         14.11   Exclusive Benefit; Refund of Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
                 (a)      Permitted Refunds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
                 (b)      Payment of Refund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
                 (c)      Limitation on Refund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         14.12   Special Effective Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
                 (a)      Intent of Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
                 (b)      Effective Dates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         14.13   Predecessor Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         14.14   Plan Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76

    SCHEDULE A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
    SCHEDULE B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
    SCHEDULE C  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79

                                  ARTICLE I

                                 DEFINITIONS


         For purposes of the Plan, the following terms, when used with an initial capital letter, shall have the meanings set forth below unless a different meaning plainly is required by the context.

         1.1 Account shall mean, with respect to a Participant or Beneficiary, the amount of money or other property in the Trust Fund, as is evidenced by the last balance posted in accordance with the terms of the Plan to the account record established for such Participant or Beneficiary. The Administrative Committee, as required by the terms of the Plan and otherwise as it deems necessary or desirable in its sole discretion, may establish and maintain separate subaccounts for each Participant and Beneficiary, provided allocations are made to such subaccounts in the manner described in Article V of the Plan. "Account" shall refer to the aggregate of all separate subaccounts or to individual, separate subaccounts, as may be appropriate in context.

         1.2 ACP or Average Contribution Percentage shall mean, with respect to a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group and rounded to the nearest 1/100th of a percent) of (i) the total of the amount of Matching Contributions and, to the extent designated by the Administrative Committee, the Before-Tax Contributions (excluding Before-Tax Contributions counted for purposes of Section 6.3 and any Contributions returned to a Participant or otherwise removed from his Account to correct excess Annual Additions) actually paid to the Trustee on behalf of each such Participant for such Plan Year, to (ii) such Participant's Compensation for such Plan Year.
If a Highly Compensated Employee participates in the Plan and one or more other plans of any Affiliates to which matching or after-tax contributions are made (other than a plan for which aggregation with the Plan is not permitted), the matching and after-tax contributions made with respect to such Highly Compensated Employee shall be aggregated for purposes of determining his ACP. The ACP shall be rounded to the nearest 1/100th of a percent and shall be calculated in a manner consistent with the terms of Code Section 401(m) and the regulations promulgated thereunder (including, without limitation, the family consolidation rules for certain Highly Compensated Employees). If a Participant is eligible to participate in the Plan for all or a portion of a Plan Year by reason of satisfying the eligibility requirements of Article II but makes no Before-Tax Contributions which are taken into account (as described above) for purposes of calculating his ACP, and if he receives no allocations of Matching Contributions which are taken into account (as described above) for purposes of calculating his ACP, such Participant's ACP for such Plan Year shall be zero.

         1.3     ACP Tests shall mean the nondiscrimination tests described in
Section 6.4.

         1.4 Active Participant shall mean, for any Plan Year (or any portion thereof), any Covered Employee who, pursuant to the terms of Article II, has been admitted to, and not removed from, active participation in the Plan since the last date his employment commenced or recommenced.

         1.5 Additional Discretionary Matching Account shall mean the separate subaccount established and maintained on behalf of a Participant or his Beneficiary to reflect his interest in the Trust Fund attributable to Additional Discretionary Matching Contributions.

         1.6 Additional Discretionary Matching Contributions shall mean the Additional Discretionary Matching Contributions made to the Plan by the Participating Companies, all as pursuant to Section 3.3.

         1.7 Administrative Committee shall mean the Benefits Advisory Committee appointed by the Board, which shall act on behalf of the Controlling Company to administer the Plan as provided in Article X. The Administrative Committee shall be the plan administrator, as that term is defined in Code
Section 414(g); provided, the Controlling Company may act in lieu of the Administrative Committee as it deems appropriate or desirable.

         1.8 ADP or Actual Deferral Percentage shall mean, with respect to a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group and rounded to the nearest 1/100th of a percent) of (i) the total of the amount of Before-Tax Contributions (excluding Before-Tax Contributions, if any, designated by the Administrative Committee to be taken into account under Section 6.4(c)(1) to help satisfy the ACP Tests, or returned to a Participant to correct excess Annual Additions) actually paid to the Trustee on behalf of each such Participant for such Plan Year, to (ii) such Participant's Compensation for such Plan Year. If a Highly Compensated Employee participates in the Plan and one or more other plans of any Affiliates to which before-tax contributions are made (other than a plan for which aggregation with the Plan is not permitted), the before-tax contributions made with respect to such Highly Compensated Employee shall be aggregated for purposes of determining his ADP. The ADP shall be rounded to the nearest 1/100th of a percent and shall be calculated in a manner consistent with the terms of Code Section 401(k) and the regulations promulgated thereunder (including, without limitation, the family consolidation rules for certain Highly Compensated Employees). If a Participant is eligible to participate in the Plan for all or a portion of a Plan Year by reason of satisfying the eligibility requirements of Article II but makes no Before-Tax Contributions, such Participant's ADP for such Plan Year shall be zero percent.

         1.9     ADP Tests shall mean the nondiscrimination tests described in
Section 6.3.

         1.10 Affiliate shall mean, as of any date and separately with respect to the Controlling Company and each Related Company, (i) a Participating Company, and (ii) any company, person or organization which, on such date, (A) is a member of the same controlled group of corporations [within the meaning of Code Section 414(b)] as is a Participating Company; (B) is a trade or business (whether or not incorporated) which controls, is controlled by or is under common control [within the meaning of Code Section 414(c)] with a Participating Company; (C) is a member of an affiliated service group[as defined in Code Section 414(m)] which includes a Participating

Company; or (D) is required to be aggregated with a Participating Company pursuant to regulations promulgated under Code Section 414(o); provided, solely for purposes of Section 6.7, the term "Affiliate" as defined in this Section shall be deemed to include corporations that would be Affiliates if the phrase "more than 50 percent" were substituted for the phrase "at least 80 percent" in each place the latter phrase appears in Code Section 1563(a)(1).

         1.11    Annual Addition shall mean the sum of the amounts described in
Section 6.7(d)(1).

         1.12 Basic Matching Account shall mean the separate subaccount established and maintained on behalf of a Participant or his Beneficiary to reflect his interest in the Trust Fund attributable to Basic Matching Contributions.

         1.13 Basic Matching Contributions shall mean the amounts paid by each Participating Company to the Trust Fund as a match to Participants' Before-Tax Contributions, all as pursuant to the terms of Section 3.2.

         1.14 Before-Tax Account shall mean the separate subaccount established and maintained on behalf of a Participant or his Beneficiary to reflect his interest in the Trust Fund attributable to his Before-Tax Contributions.

         1.15 Before-Tax Contributions shall mean the amounts paid by each Participating Company to the Trust Fund at the election of Participants, all as pursuant to the terms of Section 3.1.

         1.16 Beneficiary shall mean the person(s) designated in accordance with Section 9.4 to receive any death benefits that may be payable under the Plan upon the death of a Participant.

         1.17 Board shall mean the board of directors of the Controlling Company. A reference to the board of directors of any other Participating Company shall specify it as such.

         1.18 Break in Service shall mean, with respect to an Employee, a period of 12 consecutive months beginning on a Severance Date or an anniversary of such date, during which an Employee does not complete an Hour of Service. A Break in Service shall be deemed to have commenced on the first day of the 12-month period for which it occurs.

         For purposes of determining whether or not an Employee has incurred a Break in Service, and solely for the purpose of avoiding a Break in Service, an employee absent from work due to a Maternity or Paternity Leave shall not have a Break in Service until the second anniversary of the first day of such absence from employment, provided that the period between the first and second anniversary of such first day of absence is not a period of severance for any other purpose.

         1.19 Business Day shall mean each day on which the Trustee operates, and is open to the public for, its business.

         1.20 Code shall mean the Internal Revenue Code of 1986, as amended, and any succeeding federal tax provisions.

         1.21 Company Contributions shall mean Before-Tax, Basic Matching and Additional Discretionary Matching Contributions made by the Participating Companies pursuant to the terms of the Plan.

         1.22    Compensation shall have the meaning set forth in subsection
(a), (b), (c) or (d) hereof, whichever is applicable; provided, in no event shall the annual compensation taken into account under the Plan for Plan Years (or other applicable periods) beginning after December 31, 1988 exceed $200,000 ($150,000 beginning after December 31, 1993) (both as adjusted by the Secretary of the Treasury under Code Section 401(a)(17) for cost of living increases). In determining the Compensation of a Participant for purposes of the Code Section 401(a)(17) maximum compensation limitation, the rules of Code Sectin 414(q)(6) shall apply; provided, for purposes of applying said rules, the term "family" shall include only the Spouse of the Participant and lineal descendants of the Participant who have not attained age 19 before the close of the year.

                 (a) Benefit Compensation. For purposes of determining the amount of Before-Tax Contributions in Section 3.1, the amount of Basic Matching Contributions in Section 3.2 and the allocation of Additional Discretionary Matching Contributions in Section 5.3, and for all other purposes except those set forth in subsections (b), (c) and (d) hereof, "Compensation" shall mean, for any Plan Year, the total of the amounts described in subsections (1) and (2), minus the amount described in subsection (3):

                          (1)  all of a Participant's wages, as defined in Code
         Section 3401(a) for purposes of income tax withholding at the source, that are reportable by the Affiliates for federal income tax purposes on IRS Form W-2, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed [(such as the exception for agricultural labor in Code Section 3401(a)(2)]; plus

                          (2) all before-tax, salary deferral or reduction contributions made to the Plan and other Section401(k) and Section 125 plans of the Affiliates on behalf of a Participant for such Plan Year [including any contributions made under Code Section 402 (e)(3),
         Section 402(h)(1)(B) or Section 403(b)]; minus

                          (3) all amounts included in subsection (1) or (2) that consist of either (i) reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits (even if includable in gross income), or (ii) any amounts paid or made available to a Participant during the Plan Year while he is not an Active Participant.

                 (b)  Section 415 Compensation.  Solely for purposes of Section
6.1 (relating to maximum deductible contribution limitations under Code Section
404), Section 6.7 (relating to maximum contribution and benefit limitations under Code Section 415) and Section 13.3 (relating to minimum Contributions under a Top-Heavy Plan), "Compensation" shall mean, with respect to a Participant for a specified period, the amounts from all Affiliates referred to in subsection (a)(1) hereof.

                 (c) Key Employee Compensation. Solely for purposes of determining which Employees are Key Employees under Section 13.2 and which Employees are Highly Compensated Employees under Section 1.45, for any applicable Plan Year, "Compensation" shall mean the total of the amounts from all Affiliates determined under subsections (a)(1) plus (a)(2) hereof.

                 (d) Testing Compensation. For purposes of performing discrimination testing to ensure compliance with Code Section 401(a)(4),
Section 401(k) and Section 401(m), the definition of Compensation as set forth in subsection (c) hereof generally shall be used; provided, on a plan year-by-plan year basis, the Administrative Committee may elect to use the definition of "Compensation" as set forth in subsection (b) hereof or any other definition that satisfies the nondiscrimination requirements of Code
 Section 414(s). Compensation for testing purposes shall be determined separately with respect to (i) the Controlling Company and its Affiliates and
(ii) each Related Company and its Affiliates.

         1.23 Contributions shall mean, individually or collectively, the Before-Tax, Basic Matching, Additional Discretionary Matching and Rollover Contributions permitted under the Plan.

         1.24 Controlling Company shall mean Norrell Corporation, a Georgia corporation with its principal office in Atlanta, Georgia, and its successors which adopt the Plan.

         1.25    Covered Employee shall mean an Employee other than:

                 (a)      A Highly Compensated Employee;

                 (b)      A Temporary Services Employee;

                 (c) A Management Services Employee or Staffing Employee with respect to whom a client for which such Employee is performing services has elected, pursuant to the terms of its formal services agreement with the Participating Company, not to fund or have funded retirement benefits for such Employee under the Plan;

                 (d) An Employee who is a "leased employee" within the meaning of Code Section 414(n); or

                 (e) An Employee who is a member of a collective bargaining unit, unless the terms of the collective bargaining agreement between the Participating Company of the Employee and the bargaining unit require that the Employee be eligible to participate in the Plan.

         1.26 Deferral Election shall mean an election, on a form provided by the Administrative Committee or in such other manner as the Administrative Committee may prescribe, by an Active Participant directing the Participating Company of which he is an

Employee to withhold a percentage of his current Compensation from his paychecks and to contribute such withheld amounts to the Plan as Before-Tax Contributions, all as provided in Section 3.1.

         1.27 Defined Benefit Minimum shall mean the minimum benefit level as described in Section 13.3(d).

         1.28 Defined Benefit Plan shall mean a plan described in Section 6.7(d)(2).

         1.29 Defined Benefit Plan Fraction shall mean the fraction described in Section 6.7(d)(3).

         1.30 Defined Contribution Minimum shall mean the minimum contribution level as described in Section 13.3(c).

         1.31    Defined Contribution Plan shall mean a plan described in
Section 6.7(d)(4).

         1.32 Defined Contribution Plan Fraction shall mean the fraction described in Section 6.7(d)(5).

         1.33 Determination Date shall mean the date described in Section 13.2(b)(1).

         1.34 Disability or Disabled shall mean that a Participant is, in the opinion of the Administrative Committee, wholly prevented from performing the duties assigned to such Participant by the Participating Company employing such Participant, by reason of a medically-determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. In making such determination, the Administrative Committee, in its sole discretion, may require such medical proof as it deems necessary, including the certificate of one or more licensed physicians selected by the Administrative Committee. The decision of the Administrative Committee as to Disability shall be final and binding.

         1.35 Effective Date shall mean January 1, 1994, the date that this restatement of the Plan generally shall be effective; provided, any effective date specified herein for any provision or otherwise necessary to bring the Plan into legal compliance, if different from the Effective Date, shall control. (The Plan initially was adopted effective as of November 1, 1972.) The effective date of participation in the Plan for each Participating Company shall be the date approved by the Board and the Participating Company and set forth with respect to the Participating Company in the records of the Controlling Company and/or the Plan.

         1.36 Elective Deferrals shall mean, with respect to a Participant for any calendar year, the total amount of his Before-Tax Contributions plus such other amounts as shall be determined pursuant to the terms of Code
Section 402(g)(3).

         1.37 Eligible Participant shall mean, for any Plan Year, any Active Participant (other than a Management Services or Staffing Employee) who was in the active employ of an Affiliate on the last day of such Plan Year.

         1.38 Eligible Retirement Plan shall mean a plan which is a defined contribution plan, the terms of which permit the acceptance of rollover distributions and which is either (i) an individual retirement account described in Code Section 408(a), (ii) an individual retirement annuity described in Code Section 408(b) (other than an endowment contract), (iii) a qualified trust described in Code Section 401(a) and exempt from tax under Code Section 501(a), or (iv) an annuity plan described in Code Section 403(a). In the case of a distribution to the Surviving Spouse, Eligible Retirement Plan shall mean the plan described in either clause (i) or (ii) hereof.

         1.39 Eligible Rollover Distribution shall mean any distribution to an employee of all or any portion of the balance to his credit in a qualified trust (including any distribution to a Participant of all or any portion of his Account); provided, an employee's "Eligible Rollover Distribution" shall not include (i) any distribution which is one of a series of substantially equal periodic payments made, not less frequently than annually, (A) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his beneficiary, or (B) for a specified period of 10 years or more, (ii) any distribution to the extent such distribution is required under Code Section 401(a)(9), (iii) the portion of any distribution that is not includable in gross income of the employee and (iv) distributions which total less than $200 during the Plan Year.

         1.40 Employee shall mean any individual who is employed by a Participating Company (including officers, but excluding independent contractors and directors who are not officers or otherwise employees) and shall include leased employees of a Participating Company within the meaning of Code Section 414(n). Notwithstanding the foregoing, if leased employees constitute 20 percent or less of a Participating Company's nonhighly compensated work force within the meaning of Code Section 414(n)(5)(C)(ii), the term "Employee" shall not include those leased employees covered by a plan described in Code Section 414(n)(5)(B).

         1.41 Employment Date shall mean, with respect to any employee of an Affiliate, the date on which he first completes an Hour of Service. In the case of an employee of an Affiliate who incurs a Break in Service and is reemployed, "Employment Date" shall mean: (i) with respect to service before the Break in Service, the date determined pursuant to the preceding sentence; and (ii) with respect to service after the Break in Service, the date on which he or she first completes an Hour of Service after reemployment.

         1.42 Entry Date shall mean the first day of each calendar month during the period in which the Plan remains in effect.

         1.43 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

         1.44 Forfeiture shall mean, for any Plan Year, the dollar amount of an Account of a former Employee that is removed from the Account during such Plan Year.

         1.45 Highly Compensated Employee shall mean an employee of an Affiliate who is described in subsection (a) below, as modified by subsections
(b), (c) and (d) hereof. The determination of who is a Highly Compensated Employee shall be made separately for (i) the Controlling Company and its Affiliates, and (ii) each Related Company and its Affiliates.

                 (a)      General Rule.

                          (1) An employee who, as of the first day of the Plan Year, owns [or is considered as owning within the constructive ownership rules of Code Section 318 as modified by Code Section 416(i)
         (1)(B)(iii)] more than 5 percent of the outstanding stock of a corporate Affiliate or stock possessing more than 5 percent of the total combined voting power of all stock of a corporate Affiliate or more than 5 percent of the capital or profits interest in a noncorporate Affiliate; or

                          (2) An employee who, as of the first day of the Plan Year, is reasonably expected to:

                                  (A)      receive Compensation from an
Affiliate during the Plan Year in excess of $75,000 [as adjusted by the Internal Revenue Service under Code Section 414(q) (which references Code
Section 415(d) and the regulations promulgated thereunder for cost of living increases]; or

                                  (B)      receive Compensation from an
Affiliate during the Plan Year in excess of $50,000 [as adjusted by the Secretary of Treasury under Code Section 414(q) (which references Code Section 415(d) and the regulations promulgated thereunder for cost of living increases] ad is within the group consisting of the most highly compensated 20 percent of the employees of all Affiliates (determined as of the first day of the Plan
Year); or

                          (3) An employee who, as of the first day of the Plan Year, is an officer of an Affiliate whose Compensation for the Plan Year is reasonably expected to be greater than 50 percent of the dollar limitation in effect under Code Section 415(b)(1)(A) for the calendar year in which the Plan Year ends, where the term "officer" means an administrative executive in regular and continual service with an Affiliate; provided, in no event shall the number of officers exceed the lesser of subsections (A) or (B) of this subsection (a)(3), where:

                                  (A) equals 50; and

                                  (B) equals the greater of 3 employees or 10
percent of the number of employees [including leased employees as defined in Code Section 414(n)] of any Affiliate.

         If for any year no officer meets the requirements of this subsection
(a)(3), the highest paid officer for the Plan Year shall be considered a person who satisfies the requirements of this subsection (a)(3); or

                          (4) An employee who becomes employed subsequent to the first day of the Plan Year and (i) is described in subsection
         (a)(1) hereof, (ii) whose compensation for the Plan Year is reasonably expected to be greater than or equal to the projected compensation of any employee who is a Highly Compensated Employee as of the first day of the Plan Year pursuant to subsection (a)(2) hereof, or (iii) is an officer of an Affiliate whose compensation for the Plan Year reasonably is expected to be greater than or equal to any other employee who is a Highly Compensated Employee as of the first day of the Plan Year solely because that person is an officer of an Affiliate.

                 (b)      Excluded Employees.  For purposes of subsections
(a)(2)(B) and (a)(3) hereof, the following may be excluded when determining the most highly compensated 20 percent of the employees and the total number of officers, respectively, of an Affiliate:


                          (1) employees who have not completed 6 months of service;

                          (2) employees who normally work fewer than 17-1/2 hours per week;

                          (3) employees who normally work during not more than 6 months during any Plan Year;

                          (4)     employees who have not attained age 21; and

                          (5) employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and an Affiliate.

                 (c) Family Rules. For purposes of this Section, if any employee is a member of the family of a 5 percent owner as defined in subsection (a)(1) hereof or a member of the family of a Highly Compensated Employee whose Compensation is such that he is among the ten Highly Compensated Employees receiving the greatest amount of Compensation from all Affiliates during the Plan Year, then (i) the employee shall not be considered a separate employee, and (ii) any Compensation paid to the employee, and any applicable contribution or benefit on behalf of the employee, shall be treated as if it were paid to, or on behalf of, the 5 percent owner or the employee who is among the ten Highly Compensated Employees receiving the greatest amount of Compensation from all Affiliates during the Plan Year. For purposes of this subsection (c), the term "family" means with respect to any employee, the employee's spouse, lineal descendants or ascendants and the spouses of such lineal descendants or ascendants.

                 (d) Nonresident Aliens. For purposes of this Section, nonresident aliens who receive no earned income from an Affiliate which constitutes income from sources within the United States [as described in Code
Section 414(q)(11)] shall not be treated as employees.

                 (e) Determination of Compensation. In determining the compensation of any employee for purposes of subsection (a) hereof, the employee's compensation for the Plan Year shall be projected under a reasonable method established by the Controlling Company.

                 (f) Compliance with Code Section 414(q). The determination of who is a Highly Compensated Employee, including all of the parts of that definition, shall be made in accordance with Code Section 414(q) and the regulations promulgated thereunder. The determination of who is a Highly Compensated Employee shall be made pursuant to the "snapshot" method described in Revenue Procedure 93-42.

         1.46 Hour of Service shall mean an hour for which an individual is paid, or entitled to payment, for the performance of duties for an Affiliate during the any period of employment. The determination of hours of service shall be consistent with the minimum requirements of Labor Regulation
Section 2530.200b-2.

         1.47 Investment Committee shall mean the committee which shall act on behalf of the Controlling Company with respect to making and effecting investment decisions, all as provided in Article X. Unless the Controlling Company specifies otherwise, the Administrative Committee shall serve as the Investment Committee. The Controlling Company may act in lieu of the Investment Committee as it deems appropriate or desirable.

         1.48 Investment Fund or Funds shall mean one or all of the investment funds established from time to time pursuant to the terms of
Section 7.2.

         1.49 Investment Manager shall mean an "investment manager" within the meaning of ERISA Section 3(38).

         1.50    Key Employee shall mean a person described in Section
13.2(b)(2).

         1.51 Leave of Absence shall mean an excused leave of absence granted to an Employee by an Affiliate in accordance with applicable federal or state law or the Affiliate's personnel policy. Among other things, Leave of Absence shall be granted to an Employee:

                 (a) who leaves the service of an Affiliate, voluntarily or involuntarily, to enter the Armed Forces of the United States; provided, (i) the Employee is legally entitled to reemployment under the veteran's reemployment rights provisions as codified at 38 USC Section 2021, et seq., its predecessors and successors; and (ii) the Employee applies for and reenters service with an Affiliate within the time, in the manner and under the conditions prescribed by law; and

                 (b) under such other circumstances as the Administrative Committee shall determine are fair, reasonable and equitable, as applied uniformly among Employees under similar circumstances.

         1.52 Limitation Year shall mean the 12-month period ending on each December 31, which shall be the "limitation year" for purposes of Code Section 415 and the regulations promulgated thereunder.

         1.53 Management Services Employee shall mean an Employee designated as a "management services employee" under the Controlling Company's customary employment classification practices. Management Services Employees generally perform services for clients of a Participating Company on assignments which have an expected duration of at least 1 year and in connection with which such clients generally have requested that the Participating Company provide benefits for such Employees.

         1.54 Matching Accounts shall mean a Participant's Basic Matching Account and Additional Discretionary Matching Account.

         1.55 Matching Contributions shall mean Basic Matching Contributions and Additional Discretionary Matching Contributions.

         1.56 Maternity or Paternity Leave shall mean any period, beginning on or after January 1, 1985, during which an Employee is absent from work as an employee of an Affiliate (i) because of the pregnancy of such Employee; (ii) because of the birth of a child of such Employee; (iii) because of the placement of a child with such Employee in connection with the adoption of such child by such Employee; or (iv) for purposes of such Employee caring for a child immediately after the birth or placement of such child.

         1.57 Maximum Deferral Amount shall mean $7,000, as adjusted from time to time in accordance with Code Section 402(g)(5).

         1.58 Named Fiduciary shall mean the Controlling Company, the Board, the Trustee, the Administrative Committee and the Investment Committee.

         1.59    Non-Key Employee shall mean the persons described in
Section 13.2(b)(3).

         1.60    Normal Retirement Age shall mean age 62.

         1.61 Norrell Stock shall mean the common stock, no par value, of the Controlling Company.

         1.62 Norrell Stock Fund shall mean the Investment Fund invested primarily in Norrell Stock.

         1.63 Participant shall mean any person who has been admitted to, and has not been removed from, participation in the Plan pursuant to the provisions of Article II. "Participant" shall include Active Participants and former Employees who have an Account under the Plan.

         1.64 Participating Company shall mean all companies that have adopted or hereafter may adopt the Plan for the benefit of their employees and which continue to participate in the Plan, all as provided in Section 12.3.

         1.65 Permissive Aggregation Group shall mean the group of plans described in Section 13.2(b)(4).

         1.66 Plan shall mean the Norrell Corporation 401(k) Retirement Savings Plan as contained herein and all amendments thereto. The Plan is intended to be a profit sharing plan qualified under Code Section Section 401(a) and 401(k).

         1.67 Plan Year shall mean the 12-month period ending on each December 31.

         1.68 Profit Sharing Account shall mean the separate subaccount established and maintained on behalf of a Participant or his Beneficiary to reflect his interest in the Trust Fund attributable to Profit Sharing Contributions paid to the Trust Fund by Participating Companies. No such contributions shall be made to the Trust Fund for periods after December 31, 1994.

         1.69 Qualified Spousal Waiver shall mean a written election executed by a Spouse, delivered to the Administrative Committee and witnessed by a notary public or a Plan representative, which consents to the payment of all or a specified portion of a Participant's death benefit to a Beneficiary other than such Spouse and which acknowledges that such Spouse has waived his right to be the Participant's Beneficiary under the Plan. A Qualified Spousal Waiver shall be valid only with respect to the Spouse who signs it and shall apply only to the alternative Beneficiary designated therein, unless the written election expressly permits other designations without further consent of the Spouse. A Qualified Spousal Waiver shall be irrevocable unless revoked by the Participant by way of (i) a written statement executed by the Participant and delivered to the Administrative Committee or (ii) a written revocation of the nonspouse Beneficiary designation to which such Spouse has consented; provided, any such revocation must be received by the Administrative Committee prior to the Participant's date of death.

         1.70 Related Company shall mean, as of any date, any Participating Company which is an Affiliate solely because the Controlling Company has permitted it to become a Participating Company, but which is not (i) a member of the same controlled group of corporations [within the meaning of Code
Section 414(b)], (ii) a member of a group of trades or businesses under common control [within the meaning of Code Section 414(c)], (iii) a member of an affiliated service group [within the meaning of Code Section 414(m)], or (iv) required to be aggregated with a group [in accordance with Code Section 414(o)], which includes the Controlling Company.

         1.71 Required Aggregation Group shall mean the group of plans described in Section 13.2(b)(5).

         1.72 Rollover Account shall mean the separate subaccount established and maintained on behalf of a Participant or his Beneficiary to reflect his interest in the Trust Fund attributable to Rollover Contributions.

         1.73 Rollover Contributions shall mean the amounts contributed to the Trust Fund (and received and accepted by the Trustee) as "rollover" contributions as defined in Code Section 402 and/or Eligible Rollover Distributions. An amount shall be treated as a Rollover Contribution only to the extent that its acceptance by the Trustee is permitted under the Code (including the regulations and rulings promulgated thereunder).

         1.74 Severance Date shall mean, with respect to an employee of an Affiliate, the earliest of:

                          (i) the date employment with all Affiliates terminates (such that he ceases to be credited with Hours of Service);

                          (ii) the first anniversary of the first date such employee is absent from employment with all Affiliates (with or without pay) for any reason other than his termination of employment, Leave of Absence or Disability (for example, vacation or layoff); or

         1.75 Specified Matching Compensation Percentage shall mean the percentage of Compensation that is specified by the Board for the Plan Year for purposes of determining the maximum amount of Matching Contributions for such Plan Year.

         1.76 Spouse or Surviving Spouse shall mean, with respect to a Participant, the person who is treated as married to such Participant under the laws of the state in which the Participant resides. The determination of a Participant's Spouse or Surviving Spouse shall be made as of the earlier of the date as of which benefit payments from the Plan to such Participant are made or commence (as applicable) or the date of such Participant's death. In addition, a Participant's former spouse shall be treated as his Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order, as defined in Code Section 414(p).

         1.77 Staffing Employee shall mean an Employee designated as a "staffing employee" under the Controlling Company's customary employment classification practices. Staffing Employees generally perform services for clients of a Participating Company on assignments which have an expected duration of at least 1 year and in connection with which such clients generally have requested that the Participating Company provide benefits for such Employees.

         1.78 Tascor Plan shall mean the Tascor Retirement Savings Plan, which shall be merged with and into the Plan effective as of December 31, 1994.

         1.79 Temporary Services Employee shall mean an Employee designated as a "temporary services employee" under the Controlling Company's customary employment classification practices. Temporary Services Employees generally perform services for clients of a Participating Company on the basis of assignments of relatively short duration.

         1.80    Top-Heavy Group shall mean the group of plans described in
Section 13.2(b)(6).

         1.81 Top-Heavy Plan shall mean a plan to which the conditions set forth in Article XIII apply.

         1.82 Trust or Trust Agreement shall mean the separate agreement between the Controlling Company and the Trustee governing the creation of the Trust Fund, and all amendments thereto.

         1.83 Trustee shall mean the party or parties so designated from time to time pursuant to the Trust Agreement.

         1.84 Trust Fund shall mean the total amount of cash and other property held by the Trustee (or any nominee thereof) at any time under the Trust Agreement.

         1.85 Valuation Date shall mean each Business Day; provided, the value of an Account or the Trust Fund on a day other than a Business Day shall be the value determined for the immediately preceding Business Day.

         1.86 Years of Service shall mean, with respect to a Participant, the number of whole 12-month periods of service commencing on the employee's Employment Date and ending on his Severance Date, subject to the following provisions:

                 (a) Aggregation Rule. In determining an employee's number of whole 12-month periods of service for purposes of this Section, nonsuccessive periods of service shall be aggregated (to the extent that any portion of such service is not excluded pursuant to the terms of subsection (c) or (d) hereof) on the basis of days of service, with 365 days (366 days in a leap year) of service equal to one Year of Service. Periods of service of less than 365 days (366 days in a leap year) shall be disregarded.

                 (b) Counting Periods of Severance. In determining an employee's periods of service for purposes of this Section, the following periods of severance shall be taken into account and treated as periods of service:

                          (i)     If an employee's employment with all
         Affiliates terminates and the employee then performs an Hour of Service within 12 months of his Severance Date, the period between his Severance Date and his next, succeeding Employment Date shall be treated as a period of service; and

                          (ii)    If an employee's employment with all
         Affiliates terminates before the end of the initial 12-month period that begins on the first date such employee is absent from employment with all Affiliates for any reason other than termination of his employment (for example, vacation, disability, Leave of Absence or layoff), and if such employee then performs an Hour of Service before the end of said initial 12-month period, the period from his initial date of absence to his next succeeding Employment Date shall be treated as a period of service.

                 (c) Pre-Break Service. Service shall include any period of time prior to a Break in Service unless the employee was not vested in his Account prior to the Break in Service and has incurred 5 or more consecutive 1-year Breaks in Service.

                 (d) Post-Break Service. If a former employee is rehired after one or more consecutive 1-year Breaks in Service and completes 1 Year of Service after his latest Employment Date, Years of Service after his latest Employment Date shall count in vesting his Account that accrued before such Break in Service, as long as the employee has not incurred 5 or more consecutive 1-year Breaks in Service prior to such latest Employment Date.

                 (e)      Predecessor Plan.  To the extent required by Code
Section 414(a)(1) and not otherwise counted hereunder, if an Affiliate maintains a plan that is or was the qualified retirement plan of a predecessor employer, an Employee's periods of employment with such predecessor employer shall be taken into account in determining his Years of Service.

                 (f) Predecessor Employer. To the extent determined by the Administrative Committee, set forth on a schedule hereto and not otherwise counted hereunder, an Employee's periods of employment with one or more companies or enterprises acquired by or merged into, or all or a portion of the assets or business of which are acquired by, an Affiliate shall be taken into account in determining his Years of Service. For purposes hereof, acquisition of all or a portion of a business of a company or enterprise shall include an Affiliate's agreement to perform services for a client and to correspondingly employ some or all of the individuals previously performing such services for, as employees of, such client.

                                   ARTICLE II

                                  ELIGIBILITY


         2.1     Initial Eligibility Requirements.

                 (a)      General Rule.  Except as provided in subsections (b),
(c) and (d) hereof, every Covered Employee shall become an Active Participant in the Plan on the Entry Date coinciding with or next following the first date on which he has completed 1 Year of Service, provided he is a Covered Employee on such Entry Date.

                 (b) Grandfathered Participants. Each Covered Employee who is an Active Participant in the Plan on the day immediately preceding the Effective Date shall continue as an Active Participant in accordance with the terms of the Plan.

                 (c) New Participating Companies. For employees of companies that become Participating Companies after the Effective Date, each Covered Employee employed by a Participating Company on the date such Participating Company first becomes a Participating Company shall become an Active Participant as of such Participating Company's effective date under the Plan, if, as of the Participating Company's effective date, the Covered Employee has completed 1 Year of Service (calculated from the date he first completes an Hour of Service with the new Participating Company or any other Affiliate).

         2.2     Treatment of Interruptions of Service.

                 (a) Leave of Absence or Layoff. If a Covered Employee satisfies the eligibility requirements set forth in Section 2.1 but is on a Leave of Absence or is laid off at the time he would have become an Active Participant, he shall become an Active Participant on the date he subsequently resumes the performance of duties as a Covered Employee in accordance with the terms of his Leave of Absence or layoff, with such active participation being retroactively effective (to the extent feasible) as of the Entry Date he would have become an Active Participant but for his Leave of Absence or layoff.

                 (b) Reemployment Before Break in Service. If a Covered Employee satisfies the eligibility requirements set forth in Section 2.1, terminates employment with the Participating Company before the Entry Date on which he otherwise would become an Active Participant, and then is reemployed by the Participating Company prior to completing a Break in Service, he shall become an Active Participant as of the later of (i) the Entry Date on which he otherwise would have become an Active Participant if he had not terminated employment or (ii) the date he is reemployed as a Covered Employee.

                 (c) Reemployment After Break in Service. If a Covered Employee satisfies the eligibility requirements set forth in Section 2.1, terminates employment with the Participating Company before the Entry Date on which he otherwise would become an Active Participant, and then is reemployed as a Covered Employee by the Participating Company after completing a Break in Service, he shall become an Active Participant as of the Entry Date coinciding with or next following his completion of 1 Year of Service (calculated from the date he first completes an Hour of Service following his last Break in Service).

                 (d) Reparticipation Upon Reemployment. If an Active Participant terminates employment with all Participating Companies, his active participation in the Plan shall cease immediately, and he again shall become an Active Participant as of the day he again becomes a Covered Employee. However, regardless of whether he again becomes an Active Participant, he shall continue to be a Participant until he no longer has an Account under the Plan.

         2.3     Change in Status.

                 (a) Loss of Covered Employee Status. If a Covered Employee (i) satisfies the eligibility requirements set forth in Section 2.1,
(ii) changes his employment status (but remains employed) so that he ceases to be a Covered Employee before the Entry Date on which he otherwise would become an Active Participant, and (iii) then again changes his employment status and becomes a Covered Employee prior to completing a Break in Service, he shall become an Active Participant as of the date he again becomes a Covered Employee. If an Employee covered by this subsection does complete a Break in Service prior to again becoming a Covered Employee, his entry to participation in the Plan will be governed by Section 2.2(c).

                 (b) Change to Covered Employee Status. If an Employee who first satisfies the eligibility requirements of Section 2.1 while he is not a Covered Employee subsequently changes his employment status so that he becomes a Covered Employee, he shall become an Active Participant on the Entry Date coinciding with or next following the date of his change in status.

                 (c) Change by Participant. If an Active Participant changes his status of employment (but remains employed) so that he is no longer a Covered Employee, his active participation in the Plan shall cease immediately, and he shall again become an Active Participant in the Plan as of the day he again becomes a Covered Employee. However, regardless of whether he again becomes an Active Participant, he shall continue to be a Participant until he no longer has an Account under the Plan.

         2.4     Limited Participation by Certain Employees.

                 Notwithstanding anything herein to the contrary, Management Services Employees and Staffing Employees shall be eligible to make Rollover Contributions and Before-Tax Contributions to the Plan but shall not be eligible to receive allocations of Matching Contributions for any period in which they are employed in such status, as provided in Section 1.37 and
Section 3.2.

                                  ARTICLE III

                                 CONTRIBUTIONS


         3.1     Before-Tax Contributions.

                 (a) Before-Tax Contributions. Each Participating Company shall contribute to the Plan, on behalf of each Active Participant employed by such Participating Company for each regular payroll period and for each other payment of Compensation (such as cash bonuses) for which such Active Participant has a Deferral Election in effect with such Participating Company, a Before-Tax Contribution in an amount equal to the amount by which such Active Participant's Compensation has been reduced for such period pursuant to his Deferral Election. The amount of the Before-Tax Contribution shall be determined in increments of 1 percent of such Active Participant's Compensation for each payroll period or such other increment as the Administrative Committee may permit. The Active Participant may elect to reduce his Compensation for any period by a minimum of 1 percent and a maximum of 15 percent (or such other minimum and maximum percentages and/or amounts, if any, established by the Administrative Committee from time-to-time); provided, the maximum limitations in Article VI shall apply.

                 (b) Deferral Elections. Each Active Participant who desires that his Participating Company make a Before-Tax Contribution on his behalf shall make a Deferral Election that shall provide for the reduction of his Compensation for each regular payroll period ending or occurring while he is an Active Participant employed by such Participating Company. The Administrative Committee, in its sole discretion, may also prescribe such nondiscriminatory terms and conditions governing the method of making such election as it deems appropriate. Subject to any modifications, additions or exceptions which the Administrative Committee, in its sole discretion, deems necessary, appropriate or helpful, the following terms shall apply to Deferral
Elections:

                          (1) Effective Date. An Active Participant's initial Deferral Election with a Participating Company shall be effective for the first payroll period which ends after the Deferral Election is made and after the effective date of such Deferral Election. If an Active Participant fails to make a Deferral Election in a timely manner, he shall be deemed to have elected a deferral of zero percent. For purposes of this subsection, the "effective date" of a Deferral Election shall mean: (A) for a Participant who commences participation in the Plan on an Entry Date, that Entry Date; and (B) for a Participant who commences or recommences participation in the Plan on a date other than an Entry Date, the Entry Date next following the Participant's commencement of participation in the Plan.

                          (2) Term. Each Active Participant's Deferral Election with a Participating Company shall remain in effect in accordance with its original terms until the earlier of (A) the date the Active Participant ceases to be a Covered Employee of all Participating Companies, (B) the date the Active Participant revokes such Deferral Election pursuant to the terms of subsection (c)(3) hereof, or (C) the date the Active Participant or the Administrative Committee modifies such Deferral Election pursuant to the terms of subsection (c)(4) or (c)(5) hereof. If a Participant is transferred from the employment of a Participating Company to the employment of another Participating Company, his Deferral Election with the first Participating Company will remain in effect and will apply to his Compensation from the second Participating Company until the earlier of (A), (B) or (C) of the preceding sentence.

                          (3) Revocation. An Active Participant's Deferral Election shall terminate upon his ceasing to be a Covered Employee.
         In addition, an Active Participant may revoke his Deferral Election with a Participating Company by giving notice of revocation, on a form provided by the Administrative Committee in such other manner as the Administrative Committee may prescribe, and such revocation shall be effective as soon as practicable after the date on which it is given. An Active Participant who revokes a Deferral Election may enter into a new Deferral Election, effective for the first payroll period which both begins after the new Deferral Election is made and ends after any Entry Date; provided, the Administrative Committee, in its sole discretion, may specify a suspension period for all Participants who voluntarily revoke their Deferral Election(s), such that any new Deferral Election shall not be effective until a later Entry Date.

                          (4) Modification by Participant. Effective for the first payroll period which both begins after a new Deferral Election is made and ends after any Entry Date, an Active Participant may modify his existing Deferral Election to increase or decrease the percentage of his Before-Tax Contributions by making a new Deferral Election.

                          (5) Modification by Administrative Committee. Notwithstanding anything herein to the contrary, the Administrative Committee may modify any Deferral Election of any Active Participant at any time by decreasing the percentage of any Before-Tax Contributions to any extent the Administrative Committee believes necessary to comply with the limitations described in Article VI.


         3.2     Basic Matching Contributions.

                 For each Active Participant (other than a Management Services or Staffing Employee) on whose behalf a Participating Company has made, with respect to a payroll period, any Before-Tax Contributions, such Participating Company shall make, with respect to such payroll period, a Basic Matching Contribution equal to such percentage of the amount of such Before-Tax Contributions as the Administrative Committee, in its sole discretion, may decide from time to time; provided, the total amount of the Basic Matching Contribution which a

Participating Company shall make for any Active Participant shall not exceed an amount determined by multiplying such matching percentage by the portion of such Participant's Before-Tax Contribution that does not exceed the Specified Matching Compensation Percentage of such Active Participant's Compensation for such payroll period (that is, the Basic Matching Contribution as determined by the Administrative Committee will not be applied to the amount of a Before-Tax Contribution that exceeds the Specified Matching Compensation Percentage of a Participant's Compensation). Until the Administrative Committee determines otherwise, the amount of Basic Matching Contributions shall be determined in accordance with Schedule B hereto.

         3.3     Additional Discretionary Matching Contributions.

                 The Participating Companies may, but shall not be required to, make an Additional Discretionary Matching Contribution to the Plan with respect to each Plan Year. Subject to the limitations set forth in Section 6.1,
Section 6.4 and Section 6.7, the amount of any such Discretionary Contribution shall be determined at the discretion of the Board; provided, the Board may delegate this authority to the Administrative Committee. If the Participating Companies make an Additional Discretionary Matching Contribution to the Plan for a Plan Year, each Participating Company shall contribute to the Plan for such Plan Year the same percentage of the total Before-Tax Contributions (calculated by taking into account only the amount of Before-Tax Contributions for any Participant that is not in excess of the Specified Matching Compensation Percentage of his Compensation for the Plan Year) that the Participating Company defers for its Employees who are Eligible Participants for such Plan Year.

         3.4     Form of Contributions.

                 All Contributions shall be paid to the Trustee in the form of cash or Norrell Stock or a combination thereof, as the Controlling Company or Administrative Committee may determine from time to time.

         3.5     Timing of Contributions.

                 (a) Before-Tax Contributions. Each Participating Company that withholds Before-Tax Contributions from an Active Participant's paycheck pursuant to a Deferral Election shall pay such Before-Tax Contributions to the Trustee as of the earliest date (not to exceed 90 days from the date on which such amounts otherwise would have been payable to such Active Participant in cash) on which such Contributions can reasonably be segregated from the Participating Company's general assets.

                 (b) Matching Contributions. Each Participating Company shall pay its Matching Contributions to the Trustee (i) on or before the date for filing its federal income tax return (including extensions thereof) for the tax year to which such Matching Contributions relate, or (ii) on or before such other date as shall be within the time allowed to permit the Participating Company to properly deduct, for federal income tax purposes and for the tax year of the Participating Company in which the obligation to make such Contributions was incurred, the full amount of such Matching Contributions.

         3.6     Contingent Nature of Company Contributions.

                 Notwithstanding Section 3.1 and subject to the terms of
Section 14.11, each Company Contribution made to the Plan by a Participating Company is made expressly contingent upon the deductibility thereof for federal income tax purposes for the taxable year of the Participating Company with respect to which such Company Contribution is made.

         3.7     Restoration of Forfeitures.

                 If a Participant has forfeited his nonvested Account in accordance with Section 8.3, and such Participant subsequently is rehired as a Covered Employee prior to the occurrence of 5 consecutive Breaks in Service, his Account shall be credited with all of the benefits (unadjusted for gains or losses) which were forfeited, as determined pursuant to the terms of Section 8.3.

         3.8     Pre-1995 Employer Contributions.

                Notwithstanding Section Section 3.2 and 3.3 hereof, which shall be effective for Plan Years beginning on and after January 1, 1995, employer contributions for the Plan Year ending December 31, 1994 shall be determined and made in accordance with Schedule C hereto, which reflects the separate provisions of the Plan and the Tascor Plan as in effect immediately prior to the merger of such plans effective December 31, 1994.

                                   ARTICLE IV

                             ROLLOVER CONTRIBUTIONS


         4.1     Rollover Contributions.

                 (a) Request by Covered Employee. A Covered Employee may make a written request to the Administrative Committee that he be permitted to contribute, or cause to be contributed, to the Trust Fund a Rollover Contribution which is received by such Covered Employee or to which such Covered Employee is entitled. Such written request shall contain information concerning the type of property constituting the Rollover Contribution and a statement and/or other documentation, satisfactory to the Administrative Committee, that the property constitutes a Rollover Contribution. If a Covered Employee who is not a Participant makes a Rollover Contribution, the time and method of distribution of such Covered Employee's Rollover Account shall be determined under the terms of the Plan as if such Covered Employee were a Participant, but he shall not be considered a Participant under the Plan for any other purpose.

                 (b) Acceptance of Rollover. Subject to the terms of the Plan and the Code (including regulations and rulings promulgated thereunder), the Administrative Committee, in its sole discretion, shall determine whether (and if so, under what conditions and in what form) a Rollover Contribution shall be accepted at any time by the Trustee. For example, the Administrative Committee, in its sole discretion, may decide to allow Rollover Contributions from Participants and/or direct Rollover Contributions from another qualified retirement plan [as described in Code Section 401(a)(31)]. In the event the Administrative Committee permits an Active Participant to make a Rollover Contribution, the amount of the Rollover Contribution shall be transferred to the Trustee and allocated as soon as practicable thereafter to a Rollover Account for the Active Participant. Unless the Administrative Committee permits otherwise, all Rollover Contributions shall be made in cash.

                                   ARTICLE V

               PARTICIPANTS' ACCOUNTS; CREDITING AND ALLOCATIONS


         5.1     Establishment of Participants' Accounts.

                 To the extent appropriate, the Administrative Committee shall establish and maintain, on behalf of each Participant and Beneficiary, an Account which shall be divided into segregated subaccounts. The subaccounts shall include Before-Tax, Basic Matching, Additional Discretionary Matching, Profit Sharing and Rollover Accounts and such other subaccounts as the Administrative Committee shall deem appropriate or helpful. Each Account shall be credited with Contributions allocated to such Account and generally shall be credited with income on investments derived from the assets of such Accounts. Notwithstanding anything herein to the contrary, while Contributions may be allocated to a Participant's Account as of a particular date (as specified in the Plan), such Contributions shall actually be added to a Participant's Account and shall be credited with investment experience only from the date such Contributions are received and credited to the Participant's Account by the Trustee. Each Account of a Participant or Beneficiary shall be maintained until the value thereof has been distributed to or on behalf of such Participant or Beneficiary.

         5.2 Allocation and Crediting of Before-Tax, Basic Matching and Rollover Contributions.

                 As of each Valuation Date coinciding with or immediately following the date on which Before-Tax, Basic Matching and Rollover Contributions are received on behalf of an Active Participant, such Contributions shall be allocated and credited directly to the appropriate Before-Tax, Basic Matching and Rollover Accounts, respectively, of such Active Participant.

         5.3 Allocation and Crediting of Additional Discretionary Matching Contributions.

                 As of the last day of each Plan Year for which the Participating Companies make (or are deemed to have made) Additional Discretionary Matching Contributions, each Eligible Participant for such Plan Year shall have allocated and credited to his Additional Discretionary Matching Account a portion of such Additional Discretionary Matching Contributions.
Such Contributions shall be allocated to the Additional Discretionary Matching Account of each Eligible Participant in the same proportion that (i) such Eligible Participant's Before-Tax Contributions of the Plan Year that do not exceed the Specified Matching Compensation Percentage of his Compensation for the Plan Year, bears to (ii) the total of all such Eligible Participants' Before-Tax Contributions for the Plan Year (calculated by taking into account for each such Eligible Participant only his Before-Tax Contributions that do not exceed the Specified Matching Compensation Percentage of his Compensation for such Plan Year).

         5.4     Allocation and Crediting of Investment Experience.

                 As of each Valuation Date, the Trustee shall determine the fair market value of the Trust Fund which shall be the sum of the fair market values of the Investment Funds. The Administrative Committee shall determine the amount of the Accounts as follows:

                 (a) Determination of Earnings or Losses. As of each Valuation Date, the investment earnings (or losses) of each Investment Fund shall be the amount by which the sum determined in (1) exceeds (or is less than) the sum determined in (2), where (1) and (2) are as follows:

                          (1) The sum of (A) the fair market value of such Investment Fund as of such Valuation Date, plus (B) the amount of distributions and withdrawals and any transfers to other Investment Funds made since the immediately preceding Valuation Date from amounts invested in the Investment Fund; and

                          (2) The sum of (A) the fair market value of the Investment Fund as of the immediately preceding Valuation Date, plus
         (B) Contributions deposited in and amounts transferred to such Investment Fund since the immediately preceding Valuation Date.

                 (b) Formula For Allocation. To the extent directed by the Administrative Committee, investment earnings initially shall be used to restore a rehired Participant's Account as provided in Section 3.7 or to replace abandoned Accounts as provided in Section 9.8. As of each Valuation Date and prior to the allocations described in Section 5.2 and Section 5.3, each Participant's Account shall be allocated and credited with a portion of such earnings or debited with a portion of such losses of each Investment Fund, as determined in accordance with subsection (a) hereof, in the proportion that
(i)(A) the amount credited to such Account that was invested in such Investment Fund as of the immediately preceding Valuation Date, minus (B) any distributions or withdrawals or transfers to other Investment Funds which were made from such Account since such preceding Valuation Date and on or before such current Valuation Date, plus (C) any amounts transferred to such Investment Fund since the immediately preceding Valuation Date; bears to
(ii)(A) the total amount invested in such Investment Fund by all Participants as of the immediately preceding Valuation Date, minus (B) any distributions or withdrawals or transfers to other Investment Funds which were made since such preceding Valuation Date and on or before such current Valuation Date, plus
(C) any amounts transferred to such Investment Fund since the immediately preceding Valuation Date.

         5.5     Allocation of Forfeitures.

                 To the extent Forfeitures for a Plan Year are not used to restore a rehired Participant's Account as provided in Section 3.7 or to replace abandoned Accounts as provided in Section 9.8, such Forfeitures shall be used to reduce the Participating Companies' obligation to make Matching Contributions pursuant to the terms of the Plan, and such Forfeitures shall be allocated pursuant to the terms of Section 5.2 and Section 5.3, as applicable.

         5.6     Notice to Participants of Account Balances.

                 At least once for each Plan Year, the Administrative Committee shall cause a written statement of a Participant's Account balance to be distributed to the Participant.

         5.7     Good Faith Valuation Binding.

                 In determining the value of the Trust Fund and the Accounts, the Trustee and the Administrative Committee shall exercise their best judgment, and all such determinations of value (in the absence of bad faith) shall be binding upon all Participants and Beneficiaries.

         5.8     Errors and Omissions in Accounts.

                 If an error or omission is discovered in the Account of a Participant or Beneficiary, the Administrative Committee shall cause appropriate, equitable adjustments to be made as of the Valuation Date coinciding with or immediately following the discovery of such error or omission.

                                   ARTICLE VI

                    CONTRIBUTION AND SECTION 415 LIMITATIONS
                       AND NONDISCRIMINATION REQUIREMENTS


         6.1     Deductibility Limitations.

                 In no event shall the total Company Contribution amount for any taxable year of a Participating Company exceed that amount which is properly deductible for federal income tax purposes under the then appropriate provisions of the Code. Generally, the maximum, tax-deductible Company Contribution amount for any taxable year of a Participating Company shall be equal to 15 percent of the total Compensation paid or accrued during such taxable year to all Participants employed by the Participating Company; provided, no Company Contribution amount shall be deductible if it shall cause the Plan to exceed the applicable maximum allocation limitations under Code
Section 415, as described in Section 6.7. For purposes of this Section, a Company Contribution may be deemed made by a Participating Company for a taxable year if it is paid for such year to the Trustee on or before the date of filing the Participating Company's federal income tax return (including extensions thereof) for that year or on or before such other date as shall be within the time allowed to permit proper deduction by the Participating Company of the amount so contributed for federal income tax purposes for the year in which the obligation to make such Company Contribution was incurred.

         6.2     Maximum Limitation on Elective Deferrals.

                 (a) Maximum Elective Deferrals Under Participating Company Plans. The aggregate amount of a Participant's Elective Deferrals made for any calendar year under the Plan and any other plans, contracts or arrangements with the Participating Companies shall not exceed the Maximum Deferral Amount.

                 (b) Return of Excess Before-Tax Contributions. If the aggregate amount of a Participant's Before-Tax Contributions made for any calendar year by itself exceeds the Maximum Deferral Amount, the Participant shall be deemed to have notified the Administrative Committee of such excess, and the Administrative Committee shall cause the Trustee to distribute to such Participant, on or before April 15 of the next succeeding calendar year, the total of (i) the amount by which such Before-Tax Contributions exceed the Maximum Deferral Amount, plus (ii) any earnings allocable thereto (including, in the Administrative Committee's discretion, any gap income). In addition, Matching Contributions made on behalf of the Participant which are attributable to the distributed Before-Tax Contributions shall be forfeited.

                 (c) Return of Excess Elective Deferrals Provided by Other Participating Company Arrangements. If after the reduction described in subsection (b) hereof, a Participant's aggregate Elective Deferrals under plans, contracts and arrangements with Participating Companies still exceed the Maximum Deferral Amount, then, the Participant shall be deemed to have notified the Administrative Committee of such excess, and, unless the Administrative Committee directs otherwise, such excess shall be reduced by distributing to the Participant Elective Deferrals that were made for the calendar year under such plans, contracts and/or arrangements with Participating Companies other than the Plan. However, if the Administrative Committee decides to make any such distributions from Before-Tax Contributions made to the Plan, such distributions (including forfeiture of Matching Contributions) shall be made in a manner similar to that described in subsection (b) hereof.

                 (d) Discretionary Return of Elective Deferrals. If after the reductions described in subsections (b) and (c) hereof, (i) a Participant's aggregate Elective Deferrals made for any calendar year under the Plan and any other plans, contracts or arrangements with Participating Companies and any other employers still exceed the Maximum Deferral Amount, and (ii) such Participant submits to the Administrative Committee, on or before the March 1 following the end of such calendar year, a written request that the Administrative Committee distribute to such Participant all or a portion of his remaining Before-Tax Contributions made for such calendar year, and any earnings attributable thereto (including, in the Administrative Committee's discretion, any gap income), then the Administrative Committee may, but shall not be required to, cause the Trustee to distribute such amount to such Participant on or before the following April 15. However, if the Administrative Committee decides to make any such distributions from Before-Tax Contributions made to the Plan, such distributions (including forfeiture of Matching Contributions) shall be made in a manner similar to that described in subsection (b) hereof.

                 (e) Return of Excess Annual Additions. Any Before-Tax Contributions returned to a Participant to correct excess Annual Additions shall be disregarded for purposes of determining whether the Maximum Deferral Amount has been exceeded.

         6.3     Nondiscrimination Requirements for Before-Tax Contributions.

                 (a) ADP Test. The annual allocation of the aggregate of all Before-Tax Contributions shall satisfy at least one of the following ADP Tests for each Plan Year:

                          (1) The ADP for the Highly Compensated Employees who are Active Participants shall not exceed the product of (A) the ADP for the Active Participants who are not Highly Compensated Employees, multiplied by (B) 1.25; or

                          (2) The ADP for the Highly Compensated Employees who are Active Participants shall not exceed the ADP for the Active Participants who are not Highly Compensated Employees by more than 2 percentage points, nor shall it exceed the product of (A) the ADP of the Active Participants who are not Highly Compensated Employees, multiplied by (B) 2.

         The ADP Tests described herein shall be performed separately with respect to (a) the Controlling Company and its Affiliates, and (b) each Related Company and its Affiliates.

                 (b) Multiple Plans. If before-tax, matching and/or supplemental contributions are made to one or more other plans [other than employee stock ownership plans as described in Code Section 4975(e)(7)] which, along with the Plan, are considered as a single plan for purposes of Code
Section 401(a)(4) or Section 410(b), such plans shall be treated as one plan for purposes of this Section, and the before-tax and applicable matching and supplemental contributions made to those other plans shall be combined with the Before-Tax Contributions for purposes of performing the tests described in subsection (a) hereof. In addition, the Administrative Committee may elect to treat the Plan as a single plan along with the one or more other plans [other than employee stock ownership plans as described in Code Section 4975(e)(7)] to which before-tax, matching and/or supplemental contributions are made for purposes of this Section; provided, the Plan and all of such other plans also must be treated as a single plan for purposes of satisfying the requirements of Code Section 401(a)(4) and Section 410(b) [other than the requirements of Code Section 410(b)(2)(A)(ii)]. However, plans may be aggregated for purposes of this subsection only if they have the same plan year.

                 (c) Adjustments to Actual Deferral Percentages. In the event that the allocation of the Before-Tax Contributions for a Plan Year does not satisfy one of the ADP Tests, by the last day of the Plan Year following the Plan Year in which the annual allocation failed both of the ADP Tests, the Administrative Committee may direct the Trustee to reduce the Before-Tax Contributions taken into account with respect to Highly Compensated Employees under such failed ADP Tests by an amount necessary to satisfy one of the ADP Tests. Any amount by which Before-Tax Contributions are so reduced, plus any earnings attributable thereto (including, in the Administrative Committee's discretion, any gap income), shall be distributed to the Highly Compensated Employees from whose Before-Tax Accounts such reductions shall have been made. Such reductions in Before-Tax Contributions shall be made in accordance with, and solely to the Accounts of those Highly Compensated Employees who are affected by, the following procedure:

                                  (A)      First, the Before-Tax Contributions
                 of the Highly Compensated Employee(s) with the highest
                 ADP for such Plan Year shall be reduced by the lesser of (i) the entire amount necessary to satisfy one of the ADP Tests, or (ii) that part of the amount necessary to satisfy one of the ADP Tests as shall cause the ADP of each such Highly Compensated Employee to equal the ADP of each of the Highly Compensated Employees with the next highest ADP for such Plan Year. In addition, to the extent that a Highly Compensated Employee's Before-Tax Contributions are reduced pursuant to this Section, any Matching Contributions made on behalf of a Highly Compensated Employee which are attributable to the distributed Before-Tax Contributions shall be forfeited.

                                  (B)      Substantially identical steps shall
                 be followed for making further reductions in the Before-Tax Contributions of each of the Highly Compensated Employees with the next highest ADP for such Plan Year until one of the ADP Tests has been satisfied.

         In reducing the Contributions of Highly Compensated Employees in subsections (2)(A) and (B) hereof, the Administrative Committee shall comply with the special "family member" rules contained in the regulations under Code Section 401(m).

         6.4     Nondiscrimination Requirements for Matching Contributions.

                 (a) ACP Test. The amount of the aggregate of all Matching Contributions and, to the extent designated by the Administrative Committee, Before-Tax Contributions made for each Plan Year, shall satisfy at least one of the following ACP Tests:

                          (1) The ACP for the Highly Compensated Employees who are Active Participants during the Plan Year shall not exceed the product of (A) the ACP for the Active Participants who are not Highly Compensated Employees during the Plan Year, multiplied by (B) 1.25; or

                          (2) The ACP for the Highly Compensated Employees who are Active Participants during the Plan Year shall not exceed the ACP for the Active Participants who are not Highly Compensated Employees during the Plan Year by more than 2 percentage points, nor shall it exceed the product of (A) the ACP of the Active Participants who are not Highly Compensated Employees during the Plan Year, multiplied by (B) 2.

         The ACP Tests described herein shall be performed separately with respect to (a) the Controlling Company and its Affiliates, and (b) each Related Company and its Affiliates.

                 (b) Multiple Plans. If matching, after-tax, before-tax and/or supplemental contributions are made to one or more other plans [other than employee stock ownership plans as described in Code Section 4975(e)(7)] which, along with the Plan, are considered as a single plan for purposes of Code
Section 401(a)(4) or Section 410(b), such plans shall be treated as one plan for purposes of this Section, and the matching, after-tax, before-tax and applicable supplemental contributions made to those other plans shall be combined with the Matching and Before-Tax Contributions for purposes of performing the tests described in subsection (a) hereof. In addition, the Administrative Committee may elect to treat the Plan as a single plan along with one or more other plans [other than employee stock ownership plans as described in Code Section 4975(e)(7)] to which matching, after-tax, before-tax and/or supplemental contributions are made for purposes of this Section; provided, the Plan and all of such other plans also must be treated as a single plan for purposes of satisfying the requirements of Code Section 401(a)(4) and Section 410(b) [other than the requirements of Code Section 410(b)(2)(A)(ii)]. However, plans may be aggregated for purposes of this subsection only if they have the same plan year.

                 (c) Adjustments to Average Contribution Percentages. In the event that the allocation of the Before-Tax and Matching Contributions for a Plan Year, after the application of subsections (a) and (b) hereof, does not satisfy one of the ACP Tests, by the last day of the Plan Year following the Plan Year in which the annual allocation failed both of the ACP Tests, the Administrative Committee may direct the Trustee to reduce the Matching Contributions taken into account with respect to Highly Compensated Employees under such failed
ACP Tests by an amount necessary to satisfy one of the ACP Tests. Any amount by which Matching Contributions are to be reduced, plus any earnings attributable thereto (including, in the Administrative Committee's discretion, any gap income), shall be forfeited and reallocated as Contributions as described in Section 5.5 with respect to such Plan Year; provided, if the Matching Contributions to be reduced are vested and therefore may not be forfeited, those Matching Contributions (plus any earnings attributable thereto) shall be distributed to the Highly Compensated Employees from whose Matching Accounts such reductions have been made. Such reductions in Contributions shall be made in accordance with, and solely to the Accounts of those Highly Compensated Employees who are affected by, the following procedure:

                                  (A) First, the Matching Contributions of the Highly Compensated Employee(s) with the highest ACP for such Plan Year shall be reduced by the lesser of (i) the entire amount necessary to satisfy one of the ACP Tests, or
                 (ii) that part of the amount necessary to satisfy one of the ACP Tests as shall cause the ACP of each such Highly Compensated Employee to equal the ACP of each of the Highly Compensated Employees with the next highest ACP(s) for such Plan Year.

                                  (B)      The Administrative Committee shall
                 follow substantially identical steps for making further reductions in the Contributions of each of the Highly Compensated Employees with the next highest ACP for such Plan Year until one of the ACP Tests has been satisfied.

         In reducing the Contributions of Highly Compensated Employees in subsections (2)(A) and (B) hereof, the Administrative Committee shall comply with the special "family member" rules contained in the regulations under Code Section 401(m).

         6.5     Multiple Use of Tests.

                 (a) Aggregate Limitation. The sum of the ADP and the ACP for a Plan Year for the entire group of eligible Highly Compensated Employees who are Active Participants, following the application of Section Section 6.3(c) and 6.4(c) for such Plan Year, may not exceed the greater of (1) or (2) below (or such other applicable limits as may be established under the Code, regulations or otherwise):

                          (1)     the sum of:

                                  (A)      125 percent of the greater of (i)
                 the ADP of the group of non-Highly Compensated Employees eligible under the Plan for the Plan Year, or (ii) the ACP of the group of non-Highly Compensated Employees who are eligible under the Plan for the Plan Year; plus

                                  (B)      the lesser of 2 plus or 2 times the
                 lesser of the amount determined in subsection (a)(1)(A)(i) or
                 (a)(1)(A)(ii) hereof; or

                          (2)     the sum of:

                                  (A) 125 percent of the lesser of (i) the actual deferral percentage of the group of non-Highly Compensated Employees eligible under the Code Section 401(k) arrangements for the Plan Year, or (ii) the ACP of the group of non-Highly Compensated Employees who are eligible under the Plan beginning with or within the plan year of the Code
                 Section 401(k) arrangement; plus

                                  (B)      the lesser of 2 plus or 2 times the
                 greater of the amount determined in subsection (a)(2)(A)(i) or (a)(2)(A)(ii) hereof.

                 (b) Multiple Plans. If at least one Highly Compensated Employee participates in another qualified retirement plan maintained by a Participating Company which (i) permits before-tax contributions and/or after-tax contributions or matching contributions, and (ii) is not aggregated with the Plan for purposes of nondiscrimination testing, then the multiple use aggregate limitations described in subsection (a) shall apply in testing the Plan separately against each such other plan.

                 (c) Correction. If the maximum limitation of the combination of the ADP and ACP, as described in subsection (a) hereof, is exceeded, this excess shall be reduced or otherwise corrected by any method permissible under Section 6.3 for satisfying the ADP Test or through any method permitted under Section 6.4 to satisfy the ACP Test, or any combination thereof. Any adjustment necessary to satisfy said maximum limitation shall be made by adjusting the ADP's or the ACP's of Highly Compensated Employees.

                 (d) Application. This Section shall be operated and interpreted in a manner consistent with regulations promulgated under Code
Section 401(m) and shall be applied separately with respect to (i) the Controlling Company and its Affiliates and (ii) each Related Company and its Affiliates.

         6.6     Order of Application.

                 For any Plan Year in which adjustments shall be necessary or otherwise made pursuant to the terms of Section Section 6.2, 6.3 and/or 6.4, such adjustments shall be applied in the order prescribed by the Secretary of Treasury in Treasury Regulations or other published authority.

         6.7     Code Section 415 Limitations on Maximum Contributions.

                 (a) General Limit on Annual Additions. In no event shall the Annual Addition to a Participant's Account for any Limitation Year, under the Plan and any other Defined Contribution Plan maintained by an Affiliate, exceed the lesser of:

                          (1) $30,000 [or, if greater, 25 percent of the dollar limitation in effect under Code Section 415(b)(1)(A)]; or

                          (2)     25 percent of such Participant's Compensation.

                 (b) Combined Plan Limitation. If an Employee is a Participant in the Plan and any one or more Defined Benefit Plans, welfare benefit funds [as defined in Code Section 419(d)] or individual medical accounts [as defined in Code Section 415(l)(2)], maintained by an Affiliate, the sum of his Defined Benefit Plan Fraction and his Defined Contribution Plan Fraction shall not exceed 1.0 for any Limitation Year. (For purposes of this subsection, any adjustments in the definition of "Compensation" permitted by the Internal Revenue Service for purposes of determining this combined limit are included herein by reference.) If any corrective adjustment in any Participant's benefits is required to comply with this subsection, such adjustment shall be made exclusively under the Defined Benefit Plans maintained by the Affiliates. If an Employee is a Participant in the Plan and any one or more other Defined Contribution Plans maintained by an Affiliate and a corrective adjustment in such Participant's benefits is required to comply with this subsection, such adjustment shall be made under the Plan.

                 (c) Correction of Excess Annual Additions. If, as a result of a reasonable error in estimating a Participant's Compensation or Elective Deferrals, or such other occurrences as the Internal Revenue Service permits to trigger this subsection, the Annual Addition made on behalf of a Participant exceeds the limitations set forth in this Section, the Administrative Committee shall direct the Trustee to take the following actions, specifying the amount of contributions involved:

                          (1)     A Participant's Annual Addition first shall
be reduced by reducing his Before-Tax Contributions to the extent of any such excess, up to the total amount of Before-Tax Contributions made on behalf of such Participant, and the amount of the reduction (plus any investment earnings thereon) shall be returned to such Participant. In addition, any Matching Contributions (and earnings thereon) attributable to the returned Before-Tax Contributions shall be forfeited and reallocated to the Matching Accounts of Active Participants who otherwise are eligible for allocations of Contributions, who are employed by the Participating Company or Companies employing the Participant and who are not affected by such limitations, in the same proportion as Matching Contributions otherwise are allocated to such Accounts, disregarding the Compensation of those Active Participants whose Annual Addition equals or exceeds the limitations hereunder.

                          (2)     If the reallocation to the Accounts of other
Participants in the then current Limitation Year is impossible without causing them or any of them to exceed the Annual Addition limitations described in this Section, the amount that cannot be reallocated without exceeding such limitations shall continue to be held in a suspense account and shall be applied to reduce permissible Contributions in each successive year until such amount is fully allocated; provided, so long as any suspense account is maintained pursuant to this Section: (A) no Contributions shall be made to the Plan which would be precluded by this Section; (B) investment gains and losses of the Trust Fund shall not be allocated to such suspense account; and (C) amounts in the suspense account shall be allocated in the same manner as Contributions as of the earliest Valuation Date possible, until such suspense account is exhausted.

                 (d) Special Definitions Applicable to Code Section 415 Limitations.

                          (1) Annual Addition. For purposes of this Section, the term "Annual Addition" for any Participant means the sum for any Limitation Year of:

                                  (A)      contributions made by an Affiliate
                 on behalf of the Participant under all Defined Contribution Plans;

                                  (B)      contributions made by the
                 Participant under all Defined Contribution Plans of an Affiliate [excluding rollover contributions as defined in Code
                 Section 402(c)(4), 403(a)(4), 403(b)(8) and 408(d)(3) and
                 contributions of previously distributed benefits which result in such a Plan's restoration of previously forfeited benefits pursuant to Treasury Regulations Section 1.411(a)-7(d)]; provided, the Annual Additions limitation for Limitation Years beginning before January 1, 1987 shall not be recomputed to treat all after-tax Contributions as Annual Additions;

                                  (C)      forfeitures allocated to the
                 Participant under all Defined Contribution Plans of an Affiliate;

                                  (D) amounts allocated for the benefit of the Participant after March 31, 1984, to an individual medical account established under a pension or annuity plan maintained by an Affiliate, as described in Code Section 415(l); and

                                  (E)      if the Participant was a key
                 employee [as defined in Code Section 419A(d)(3)] at any time during the Plan Year during which or coincident with which the Limitation Year ends or during any preceding Plan Year, any amount paid or accrued after December 31, 1985 by an Affiliate to a special account under a welfare benefit fund [as defined in Code Section 419(e)] to provide post-retirement medical or life insurance benefits to the Participant, as described in Code Section 419A(d)(2).

         Contributions do not fail to be Annual Additions merely because they are (i) Before-Tax Contributions that exceed the Maximum Deferral Amount, (ii) Before-Tax Contributions that cause the Plan to fail the ADP Tests, or (iii) Matching Contributions that cause the Plan to fail the ACP Tests, or merely because the Contributions described in clauses (ii) and (iii) immediately above are corrected through distribution or recharacterization; Contributions described in clause
         (i) immediately above that are distributed in accordance with the terms of Section 6.2 shall not be Annual Additions.

                          (2) Defined Benefit Plan. The term "Defined Benefit Plan" shall mean any qualified retirement plan maintained by an Affiliate which is not a Defined Contribution Plan.

                          (3) Defined Benefit Plan Fraction. The term "Defined Benefit Plan

         Fraction" shall mean, with respect to a Participant for any Limitation Year, a fraction, the numerator of which is his projected annual benefit under all Defined Benefit Plans maintained by an Affiliate, as determined as of the close of the Limitation Year, and the denominator of which is the lesser of:

                                  (A) 125 percent of the dollar limitation in effect for such year under Code Section 415(b)(1)(A); or

                                  (B)      140 percent of his average
                 compensation for his highest three consecutive plan years of participation in such Defined Benefit Plans.

         In appropriate cases, the Defined Benefit Plan Fraction will be adjusted to reflect applicable transition rules provided by Code
         Section 415 [inclusive of Code Section 415(b)] and the regulations thereunder.

                          (4) Defined Contribution Plan. The term "Defined Contribution Plan" shall mean any qualified retirement plan maintained by an Affiliate which provides for an individual account for each Participant and for benefits based solely on the amount contributed to the Participant's account and any income, expenses, gains, losses and forfeitures of accounts of other Participants, which may be allocated to such Participant's account.

                          (5) Defined Contribution Plan Fraction. The term "Defined Contribution Plan Fraction" shall mean, with respect to a Participant for any Limitation Year, a fraction, the numerator of which is the sum of the Annual Additions to his Accounts in this Plan and to his accounts in any other Defined Contribution Plans required to be aggregated with this Plan under Code Section 415(h), as of the close of the Limitation Year, and the denominator of which is the sum of the lesser of the following amounts determined separately for the current Limitation Year and for each prior Limitation Year in which the Participant was employed by an Affiliate:

                                  (A) 125 percent of the dollar limitation in effect under Code Section 415(c)(1)(A) as of the last day of such Limitation Year; or

                                  (B)      35 percent of the Participant's
                 Compensation from Affiliates for the Limitation Year.

         In appropriate cases, the Defined Contribution Plan Fraction will be adjusted to reflect applicable transition rules provided by Code
         Section 415 and regulations thereunder.

                 (e) Compliance with Code Section 415. The limitations in this Section are intended to comply with the provisions of Code Section 415 so that the maximum benefits permitted under plans of the Affiliates shall be exactly equal to the maximum amounts allowed under Code Section 415 and the regulations promulgated thereunder. The provisions of this Section generally are effective as of the Effective Date, but to the extent the Code requires an earlier or later effective date with respect to any portion(s) of this Section, such other effective date shall apply. If there is any discrepancy between the provisions of this Section and the provisions of Code Section 415 and the regulations promulgated thereunder, such discrepancy shall be resolved in such a way as to give full effect to the provisions of the Code.

         6.8     Construction of Limitations and Requirements.

                 The descriptions of the limitations and requirements set forth in this Article are intended to serve as statements of the minimum legal requirements necessary for the Plan to remain qualified under the applicable terms of the Code. The Participating Companies do not desire or intend, and the terms of this Article shall not be construed, to impose any more restrictions on the operation of the Plan than required by law. Therefore, the terms of this Article and any related terms and definitions in the Plan shall be interpreted and operated in a manner which imposes the least restrictions on the Plan. For example, if use of a more liberal definition of "Compensation" or a more liberal multiple use test is permissible at any time under the law, then the more liberal provisions may be applied as if such provisions were included in the Plan.

                                  ARTICLE VII

                                  INVESTMENTS


         7.1     Establishment of Trust Account.

                 All Contributions are to be paid over to the Trustee to be held in the Trust Fund and invested in accordance with the terms of the Plan and the Trust.

         7.2     Investment Funds.

                 (a) Named Investment Funds. In accordance with instructions from the Administrative Committee and the terms of the Plan and the Trust, the Trustee shall establish and maintain for the investment of assets of the Trust Fund, the following Investment Funds:

                          (i) Guaranteed Long-Term Account which generally shall be invested in guaranteed investment contracts issued by insurance companies.

                          (ii) Fidelity Asset Manager Fund which shall be invested in both equity and fixed income securities.

                          (iii) Fidelity Advisor Growth Opportunities Fund which shall be invested primarily in common stocks and securities convertible into common stocks.

                          (iv) Twentieth Century Ultra Fund which shall be invested in stocks of medium-sized companies.

                          (v) Warburg Pincus International Equity Fund which shall be invested in equity securities of companies that have their principal business activities and interests outside the United States.

                          (vi) Norrell Stock Fund which shall be invested exclusively in Norrell Stock.

                 (b) Other Investment Funds. At the proper direction of the Investment Committee, the Trustee shall establish other Investment Funds (or modify the investment mix of the Investment Funds), in addition to or in lieu of the Investment Funds with the investment criteria described herein, which may include, for example, other fixed income funds or one or more equity funds. Such other Investment Funds shall be established without necessity of amendment to the Plan and shall have the investment objectives prescribed by the Investment Committee and to which the Trustee consents. Such other Investment Funds also may be established and maintained for any limited purpose(s) the Investment Committee may properly direct (for example, for the investment of certain specified Accounts transferred from a prior plan). Similarly, at the proper direction of the Investment Committee, the Trustee may eliminate one or more of the then existing Investment Funds.

                 (c) Reinvestment of Cash Earnings. Any investment earnings received in the form of cash with respect to any Investment Fund (in excess of the amounts necessary to make cash distributions or to pay Plan or Trust expenses) shall be reinvested in such Investment Fund.

         7.3     Participant Direction of Investments.

                 Each Participant or Beneficiary generally may direct the manner in which his Before-Tax, Basic Matching and Rollover Contributions and Accounts shall be invested in and among the Investment Funds described in
Section 7.2(a); provided, such investment directions shall be made in accordance with the following terms:

                 (a) Investment of Contributions. Except as otherwise provided in this Section, each Participant may elect, on a form provided by the Administrative Committee, through an interactive telephone system or in such other manner as the Administrative Committee may prescribe, the percentage of his future Before-Tax, Basic Matching and Rollover Contributions that will be invested in each Investment Fund. An initial election of a Participant shall be made as of the Entry Date coinciding with or immediately following the date the Participant commences or recommences participation in the Plan and shall apply to all such specified Contributions credited to such Participant's Account after such Entry Date. Such Participant may make subsequent elections as of any Business Day, and such elections shall apply to all such Contributions credited to such Participant's Accounts after such date; for purposes hereof, Contributions and/or Forfeitures that are credited to a Participant's or Beneficiary's Account shall be subject to the investment election in effect on the date on which such amounts are actually received and credited, regardless of any prior date "as of" which such Contributions may have been allocated to his Account. Any election made pursuant to this subsection with respect to future Contributions shall remain effective until changed by the Participant. In the event a Participant never makes an investment election or makes an incomplete or insufficient election in some manner, the Trustee, based on proper directions from the Administrative Committee, shall direct the investment of the Participant's future Contributions.

                 (b) Investment of Existing Account Balances. Except as otherwise provided in this Section, each Participant or Beneficiary may elect, on a form provided by the Administrative Committee, through an interactive telephone system or in such other manner as the Administrative Committee may prescribe, the percentage of his existing Before-Tax, Basic Matching and Rollover Accounts that will be invested in each Investment Fund. Such Participant or Beneficiary may make such elections effective as of any Business Day following his Entry Date into the Plan. Each such election shall remain in effect until changed by such Participant or Beneficiary. In the event a Participant fails to make an election for his existing Account pursuant to the terms of this subsection (b) which is separate from any election he made for his Contributions pursuant to the terms of subsection (a) hereof, or if a Participant's or Beneficiary's investment election is incomplete or insufficient in some manner, the Participant's or Beneficiary's existing Account will continue to be invested in the same manner provided under the terms of the most recent election affecting his Account.

                 (c) Conditions Applicable to Elections. Allocations of investments in the various Investment Funds, as described in subsections (a) and (b) hereof, shall be made in even multiples of 5 percent as directed by the Participant or Beneficiary. A Participant or Beneficiary may make an election under subsection (a) and (b) on any Business Day and as frequently as he desires. The Administrative Committee shall have complete discretion to adopt and revise procedures to be followed in making such investment elections. Such procedures may include, but are not limited to, the process of the election, the permitted frequency of making elections, the deadline for making elections and the effective date of such elections; provided, elections must be permitted at least once every 3 months. Any procedures adopted by the Administrative Committee that are inconsistent with the deadlines or procedures specified in this Section shall supersede such provisions of this Section without the necessity of a Plan amendment.

                 (d) Restrictions on Investments. To the extent any investment or reinvestment restrictions apply with respect to any Investment Funds (for example, restrictions on changes of investments between competing funds), those restrictions may limit a Participant's or Beneficiary's ability to direct investments hereunder.

                 (e) Sales and Purchases of Norrell Stock. Up to 100 percent of the Trust Account may be invested in Norrell Stock by investing in the Norrell Stock Fund, as follows:

                          (i) To the extent that any cash amounts received by or held in the Trust Fund are to be invested in the Norrell Stock Fund, the Trustee, as properly directed by the Administrative Committee, shall effect purchases of whole shares of Norrell Stock pursuant to the schedule described in subsection (e)(iii) hereof. The Trustee shall make such purchases in compliance with all applicable securities laws and may purchase Norrell Stock (i) in the open market,
         (ii) in privately negotiated transactions with holders of Norrell Stock and/or the Controlling Company, and/or (iii) through the exercise of stock rights, warrants or options. Alternatively, the Trustee may acquire the requisite number of shares of Norrell Stock from shares already acquired for other Participants' Accounts and made available pursuant to the procedure described in subsection (e)(ii)(B) hereof. The Trustee shall make all purchases of Norrell Stock at a price or prices which, in the judgment of the Trustee, do not exceed the fair market value of such Norrell Stock as of the date of the purchase; with respect to Norrell Stock purchased on the open market, the total cost to Participants will include acquisition costs.

                          (ii) To the extent that any shares of Norrell Stock held in the Trust Fund are to be liquidated for purposes of investing in one or more of the other Investment Funds, making distributions and/or otherwise, the Trustee, in a manner consistent with the terms of subsection (e)(i) hereof, shall either (A) sell, at fair market value, the appropriate number of shares of Norrell Stock to effect such election, or (B) retain such shares for credit to other Participants' Accounts; any shares of Norrell Stock so retained shall be deemed to have been sold at fair market value on the day the election to sell is to be effective as described in subsection
         (e)(iii) hereof.

                          (iii) If Norrell Stock is to be purchased or sold, such purchases and sales shall be made as soon as administratively practicable.

         7.4 Investment of Additional Discretionary Matching and Profit Sharing Accounts.

                 Except as otherwise directed or permitted by the Investment Committee, all Additional Discretionary Matching and Profit Sharing Accounts shall at all times be invested in the Norrell Stock Fund.

         7.5     Valuation.

                 As of each Valuation Date, the Trustee shall determine the fair market value of each of the Investment Funds after first deducting any expenses which have not been paid by the Participating Companies. All costs and expenses incurred in connection with Plan investments and, unless paid by the Participating Companies, all costs and expenses incurred in connection with the general administration of the Plan and the Trust shall be allocated between the Investment Funds in the proportion in which the amount invested in each Investment Fund bears to the amount invested in all Investment Funds as of the appropriate Valuation Date; provided, all costs and expenses directly identifiable to one Investment Fund shall be allocated to that Investment Fund. Notwithstanding the foregoing, for accounting and reporting purposes, the Norrell Stock Fund and, as permitted by the Administrative Committee, any other Investment Funds for which share accounting is available shall be accounted for in terms of whole and fractional shares of stock or other measures of Investment Fund ownership interests, as applicable, as well as in terms of the fair market value of such stock or ownership interests.

         7.6     Voting and Tender Offer Rights With Respect to Norrell Stock.

                 (a)      Voting Rights.   All shares of Norrell Stock held in
the Trust shall be voted by the Trustee in accordance with the proper direction of the Administrative Committee.

                 (b) Tender Offer Rights. Each Participant or Beneficiary shall have the right to direct the Trustee as to whether, in accordance with the terms of any tender offer for shares of Norrell Stock, to tender the whole shares of Norrell Stock in his Account, and the Trustee shall follow such directions to the extent they are proper. To the extent possible, the Trustee shall combine fractional shares of Norrell Stock in the Accounts of Participants or Beneficiaries and shall tender such fractional shares of Norrell Stock in the same proportion as the whole shares of such Norrell Stock are tendered by the tendering Participants or Beneficiaries. Unless otherwise required by ERISA, the Trustee shall not tender whole shares of Norrell Stock credited to a Participant's or Beneficiary's Account for which it has received no directions from such Participant or Beneficiary.

                 (c) Confidentiality. The Administrative Committee shall establish procedures to protect the tender offer rights of the Participants and Beneficiaries and to assure that the manner in which each Participant or Beneficiary exercises his tender offer rights is confidential with respect to the Administrative Committee and the management of the Company.

                 (d) Dissemination of Pertinent Information. The Administrative Committee shall deliver, or cause to be delivered, to each Participant or Beneficiary, all materials relating to any tender offer, including the materials distributed by any tender offerer (that is, any bidder). The Administrative Committee shall notify each Participant or Beneficiary of each occasion for the exercise of tender offer rights within a reasonable time before such rights are to be exercised, and such notification shall include all of the relevant information that the Controlling Company distributes to shareholders regarding the exercise of such rights.

         7.7 Voting and Tender Offer Rights with Respect to Investment Funds Other Than the Norrell Stock Fund.

                 Only if, to the extent and in the manner, permitted by the Trust and/or any documents establishing or controlling any of the Investment Funds other than the Norrell Stock Fund, shall Participants and Beneficiaries be given the opportunity to vote and tender their interests in each such Investment Funds. Otherwise, such interests shall be voted and/or tendered by the Investment Manager or other fiduciary that controls such Investment Fund, as may be provided in the controlling documents.

         7.8     Fiduciary Responsibilities for Investment Directions.

                 All fiduciary responsibility with respect to the selection of Investment Funds for the investment of a Participant's or Beneficiary's Accounts shall be allocated to the Participant or Beneficiary who directs the investment. Neither the Administrative Committee, the Investment Committee, the Trustee, nor any Participating Company shall be accountable for any loss sustained by reason of any action taken, or investment made, pursuant to an investment direction.

         7.9 Appointment of Investment Manager; Authorization to Invest in Collective Trust.

                 (a) Investment Manager. Either the Controlling Company, through action of the Board, or the Investment Committee may appoint any one or more individuals or entities to serve as the Investment Manager or Managers of the entire Trust or of all or any designated portion of a particular Investment Fund or Investment Funds. The Investment Manager shall certify that it is qualified to act as an "investment manager" within the meaning of Section
3(38) of ERISA and shall acknowledge in writing its fiduciary status with respect to the assets placed under its control. The appointment of the Investment Manager shall be effective upon the Trustee's receipt of a copy of an appropriate Board or Investment Committee resolution (or such later effective date as may be contained therein), and the appointment shall continue in effect until receipt by the Trustee of a copy of a Board or Investment Committee resolution removing or accepting the resignation of the Investment Manager (or such later effective date as may be specified therein). If an Investment Manager is appointed, the Investment Manager shall have the power to manage, acquire and dispose of any and all assets of the Trust Fund, as the case may be, which have been placed under its control, except to the extent that such power is reserved to the Trustee by the Controlling Company. If an Investment Manager is appointed, the Trustee shall be relieved of any and all liability for the acts or omissions of the Investment Manager, and the Trustee shall not be under any obligation to invest or otherwise manage any assets which are subject to the management of the Investment Manager.

                 (b) Collective Trust. Either the Controlling Company, through action of the Board, or the Investment Committee may designate that all or any portion of the Trust Fund shall be invested in a collective trust fund, in accordance with the provisions of Revenue Ruling

81-100 or any successor ruling, which collective trust fund shall have been specifically identified in the Trust and adopted thereby as part of the Plan. The trustee of said collective trust shall be appointed as either a co-trustee or Investment Manager of the Plan, effective upon the Trustee's receipt of a copy of an appropriate Board or Investment Committee resolution (or such later effective date as may be contained therein), and the investment in said collective trust shall continue in effect until receipt by the Trustee of a copy of a Board or Investment Committee resolution terminating said investment (or such later effective date as may be contained therein). Said designation or direction shall be in addition to the powers to invest in commingled funds maintained by the Trustee provided for in the Trust.

         7.10    Purchase of Life Insurance.

                 Life insurance contracts shall not be purchased.

                                  ARTICLE VIII

                              VESTING IN ACCOUNTS


         8.1     General Vesting Rule.

                 (a) General Vesting Schedule. All Participants who first complete an Hour of Service on or after the Effective Date shall at all times be fully vested in their Before-Tax and Rollover Accounts. Except as provided in subsection (b) below and Section Section 8.2 and 8.3, the Matching and Profit Sharing Accounts of such a Participant shall vest in accordance with the following vesting schedule, based on the total of the Participant's Years of
Service:

                                                   Vested Percentage of
                 Years of Service                  Participant's Matching
                 Completed by Participant          and Profit Sharing Account
                 ------------------------          --------------------------
                 Less than 3 Years                              None
                 3 Years or more                                100%

                 (b) Special Schedule for Certain Tascor Plan Participants. Notwithstanding subsection (a) above, any Participant who, as of January 1, 1994, was within the class of Employees eligible to participate in the Tascor Plan, shall become vested in his Matching and Profit Sharing Accounts in accordance with the following vesting schedule:

                                                   Vested Percentage of
                 Years of Service                  Participant's Matching
                 Completed by Participant          and Profit Sharing Account
                 ------------------------          --------------------------
                 Less than 2 Years                              None
                 2 Years or more                                100%


         8.2 Vesting Upon Attainment of Normal Retirement Age, Death or Disability.

                 Notwithstanding Section 8.1, a Participant's Matching and Profit Sharing Accounts shall become 100 percent vested and nonforfeitable upon the occurrence of any of the following events:

                 (a) The Participant's attainment of Normal Retirement Age while still employed as an employee of any Affiliate;

                 (b) The Participant's death while still employed as an employee of any Affiliate; or

                 (c) The Participant's becoming Disabled while still employed as an employee of any Affiliate.

         8.3     Timing of Forfeitures and Vesting after Restoration.

                 If a Participant who is not yet 100 percent vested in his Matching and Profit Sharing Accounts separates from service with all Affiliates, the nonvested amount in his Matching and Profit Sharing Accounts shall be immediately forfeited and shall become available for allocation as a Forfeiture (in accordance with the terms of Section 5.5) as of the end of the Plan Year during which such separation occurs; provided, if a Participant has no vested interest in his Account at the time he separates from service, he shall be deemed to have received a cash-out distribution at the time he separates from service, and the forfeiture provisions of this Section shall apply. If such a Participant resumes employment with an Affiliate after he has incurred 5 or more consecutive Breaks in Service, such nonvested amount shall not be restored. If such a Participant resumes employment with an Affiliate before he has incurred 5 consecutive Breaks in Service, the nonvested amount shall be restored as follows:

                 (a) Reemployment and Vesting Before any Distribution. If by the date of reemployment such a Participant has not received any distributions of his vested interest in his Account, or if he has no vested interest in his Account, the nonvested amount of his Matching and Profit Sharing Accounts shall be restored pursuant to the terms of Section 3.7 and shall be credited to his Matching and Profit Sharing Accounts, respectively. The Participant's Matching and Profit Sharing Accounts then shall be subject to all of the vesting rules in this Article VIII as if no Forfeitures had occurred.

                 (b) Reemployment And Vesting After Distribution. If by the date of reemployment such a Participant has received a distribution of his vested Account, then, notwithstanding the general rules set forth in Section 8.1, the nonvested amount of his Matching and Profit Sharing Accounts shall be restored pursuant to the terms of Section 3.7, and the total amount of his undistributed Matching and Profit Sharing Accounts (including the restored amount) shall be credited to his Matching and Profit Sharing Accounts. The vested interest of such Participant in such Matching and Profit Sharing Accounts prior to the date such Participant (i) again separates from service with all Affiliates, (ii) incurs 5 consecutive Breaks in Service (such that the nonvested portion of his Matching and Profit Sharing Accounts is forfeited), or (iii) becomes 100 percent vested pursuant to the terms of Section 8.1 or
Section 8.2 hereof (whichever is earliest), shall be determined pursuant to the following formula:

                       X = P (AB + [R x D]) - (R x D),

where X is the vested interest at the relevant time (that is, the time at which the vested percentage in such Matching and Profit Sharing Accounts cannot increase); P is the vested percentage at the relevant time; AB is the balance of his Matching and Profit Sharing Accounts at the relevant time; D is the amount of the distribution; and R is the ratio of his Matching and Profit Sharing Accounts balance at the relevant time to such Accounts' balance immediately after the distribution.

         8.4     Amendment to Vesting Schedule.

                 Notwithstanding anything herein to the contrary, in no event shall the terms of any amendment to the Plan reduce the vested percentage that any Participant has earned under the Plan. In the event that the Plan provides for Participants to vest in their Accounts at a rate which is faster than that provided under any amendment hereto (or in the event any other change is made that directly has an adverse effect on Participants' vested percentage), any Participant who has 3 or more years of vesting service [calculated in a manner consistent with Treasury Regulation Section 1.411(a)-8T (or any successor section)] may elect to have his vested percentage calculated under the schedule in the Plan before any such change, and the Administrative Committee shall give each such Participant notice of his rights to make such an election. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of: (1) 60 days after the amendment is adopted; (2) 60 days after the amendment becomes effective; or (3) 60 days after the Participant is issued written notice of the amendment by a Participating Company or Administrative Committee.

                                   ARTICLE IX

                              PAYMENT OF BENEFITS


         9.1 Benefit Payments Upon Termination of Service For Reasons Other Than Death.

                 (a) General Rule Concerning Benefits Payable. In accordance with the terms of subsection (b) hereof and subject to the restrictions set forth in subsections (c), (d) and (e) hereof, if a Participant separates from service with all Affiliates for any reason other than death, he (or his Beneficiary, if he dies after such separation from service) shall be entitled to receive a distribution of the total of (i) the entire vested amount credited to his Account, determined as of the Valuation Date on which the distribution is processed, plus (ii) the vested amount of any Contributions made on his behalf since such Valuation Date. For purposes of this subsection, the "date on which the distribution is processed" refers to the date established for such purpose by administrative practice, even if actual payment and/or processing is made at a later date due to delays in the valuation, administrative or any other procedure.

                 (b)      Timing of Distribution.

                          (1)     Except as provided in subsections (b)(2),
         (b)(3) and (e) hereof, benefits payable to a Participant under this Section shall be distributed as soon as administratively feasible after such Participant separates from service with all Affiliates for any reason other than death.

                          (2) Notwithstanding the foregoing, in the event that (A) the value of the vested amount of the Participant's Account exceeds (or at the time of any prior distribution exceeded) $3,500 and (B) the benefit distribution date described in subsection (b)(1) hereof occurs prior to the Participant's Normal Retirement Age, benefits shall not be distributed to such Participant at the time set forth in subsection (b)(1) hereof without the Participant's written consent, on a form provided by the Administrative Committee. Prior to accepting such written consent, the Administrative Committee shall provide to the Participant, no less than 30 days and no more than 90 days prior to the benefit distribution date described in subsection
         (b)(1) hereof, a notice to such Participant describing the features and forms of payment available and the Participant's right to defer receipt of his distribution. With the Participant's written consent, the distribution may commence less than 30 days after such notice is given; provided, the Administrative Committee informs the Participant that he has a right to a period of at least 30 days after receiving the notice to consider to elect a distribution (or a form of distribution, if applicable) and the Participant affirmatively elects to receive a distribution after receiving the notice. If the Participant does not consent in writing to the distribution of his benefit at such time, his vested benefit shall be distributed as soon as practicable after he files a written election with the Administrative Committee requesting such payment. If a Participant fails to file a written election specifying the time of payment to a later time, then, unless he elects in writing to defer the payment of his benefit to a later time (within the limits set forth in subsection
         (b)(3) hereof), his vested benefit shall be distributed as soon as administratively feasible after the end of the Plan Year in which he attains Normal Retirement Age, but in no event later than the 60th day after the end of the Plan Year in which he attains Normal Retirement Age; provided, if the amount of payment required to be made on such date cannot be ascertained by such date, payment shall be made no later than 60 days after the earliest date on which such payment can be ascertained under the Plan.

                          (3) Notwithstanding anything in the Plan to the contrary, unless a participant elects in writing to defer the payment of his benefit to the date described below, payment of a Participant's benefit shall be made no later than 60 days after the end of the Plan Year which includes the latest of (i) the date on which the Participant attained Normal Retirement Age, (ii) the date which is the 10th anniversary of the date he commenced participation in the Plan, or (iii) the date he actually separates from service with all Affiliates; provided, if the amount of the payment cannot be ascertained by the date as of which payments are scheduled to be made hereunder, payment shall be made no later than 60 days after the earliest date on which such payment can be ascertained under the Plan; and provided, further, the Participant's benefit payments shall be made no later than the April 1 following the calendar year in which the Participant attains age 702 without regard to whether he has actually ceased employment as an employee of all Affiliates prior to such date. All distributions will be made in accordance with Code
         Section 401(a)(9), the regulations promulgated under Code Section 401(a)(9), including Treasury Regulation Section 1.401(a)(9)-2 (relating to incidental benefit limitations) and any other provisions reflecting the requirements of Code Section 401(a)(9) and prescribed by the Internal Revenue Service; and the terms of the Plan reflecting the requirements of Code Section 401(a)(9) override the distribution options (if any) in the Plan which are inconsistent with those requirements.

                 (c) Restrictions on Distributions from Before-Tax Accounts. Notwithstanding anything in the Plan to the contrary, amounts in a Participant's Before-Tax Account shall not be distributable to such Participant or, if applicable, his Beneficiary, earlier than the earliest of the following to occur:

                          (1) The Participant's death, Disability or separation from service of all Affiliates;

                          (2) The termination of the Plan without the establishment or maintenance of a successor defined contribution plan [other than an employee stock ownership plan as defined in Code
         Section 4975(e)] at the time the Plan is terminated or within the period ending 12 months after the final distribution of all assets in all Before-Tax Accounts described above in this subsection (c); provided, if fewer than 2 percent of the Employees who are or were eligible under the Plan at the time of its termination are or were eligible under another defined contribution plan at any time during the 24 month period beginning 12 months before the time of termination, such other plan shall not be a successor plan;

                          (3) The date of disposition by the Participating Company employing such Participant of substantially all of its assets [within the meaning of Code Section 409(d)(2)] that were used by such Participating Company in a trade or business; provided, such Participant continues employment with the corporation acquiring such assets. For the sale of "substantially all" of the assets used in a trade or business to have occurred, at least 85 percent of such assets must have been sold;

                          (4) The date of disposition by the Participating Company employing such Participant of its interest in a subsidiary [within the meaning of Code Section 409(d)(3)]; provided, such Participant continues employment with such subsidiary;

                          (5)     The attainment by such Participant of age
         59-1/2; or

                          (6) The Participant's incurrence of a financial hardship as described in Section 9.5;

provided, for an event described in subsections (c)(2), (c)(3) or (c)(4) to constitute events permitting a distribution from the Before-Tax Account , such distribution must be made on account of such event in the form of a lump-sum distribution, as defined in Code Section 402(d)(4) (without regard to clauses
(i), (ii), (iii) and (iv) of subparagraph (A), or subparagraphs (B) and (F) thereof); and provided, further, for the events described in subsections (c)(3) or (c)(4) to constitute events permitting such a distribution, the Participating Company must maintain the Plan after the disposition.

                 (d) Delay Upon Reemployment. If a Participant becomes eligible to receive a benefit payment in accordance with the terms of subsection (a) hereof and subsequently is reemployed by an Affiliate prior to the time his entire Account has been distributed, the distribution to such Participant shall be delayed or cease until such Participant again becomes eligible to receive a distribution from the Plan pursuant to the terms of this or any other Section of the Plan.

         9.2     Death Benefits.

                 If a Participant dies before payment of his benefits from the Plan is made, the Beneficiary or Beneficiaries designated by such Participant in his latest beneficiary designation form filed with the Administrative Committee in accordance with the terms of Section 9.4 shall be entitled to receive a distribution of the total of (i) the entire vested amount credited to such Participant's Account, determined as of the Valuation Date on which the distribution is processed, plus (ii) any Contributions made on such Participant's behalf since such Valuation Date. For purposes of this subsection, the "date on which the distribution is processed" refers to the date established for such purpose by administrative practice, even if actual payment and/or processing is made at a later date due to delays in the valuation, administrative or any other procedure. Benefits shall be distributed to such Beneficiary or Beneficiaries as soon as administratively feasible (and, if practicable, within 90 days) after the date of the Participant's death (or, if later, after timing restrictions and requirements under the Code are satisfied). As required by Code Section 401(a)(9), in no event shall any such distribution be made later than 5 years after the date of his death. Notwithstanding the foregoing, if the Participant dies before his Normal Retirement Age and the Participant's Spouse is his Beneficiary, his Spouse may instead elect (in a manner that satisfies the requirements of the Retirement Equity Act of 1984) for payment to commence as of the first day of any calendar month following the Participant's death. The Administrative Committee may direct the Trustee to distribute a Participant's Account to a Beneficiary without the written consent of such Beneficiary.

         9.3     Form of Distribution.

                 (a) Method of Payment. The method pursuant to which a Participant's benefits under the Plan shall be distributed shall be determined as follows:

                          (1)     Except as provided in subsections (a)(2) and
         (a)(3) hereof, the payment of any distribution to a Participant or his Beneficiary from the Plan shall be in the form selected by the Participant or his Beneficiary, by written notice delivered to the Administrative Committee, all in accordance with the terms of this subsection (b)(1) and subsections (b)(4)-(b)(8) hereof. The Participant may choose between (A) a single sum payment and (B) equal installments (adjusted for investment earnings and losses between payments), paid annually or quarterly, as he elects, over a term certain.

                          (2)     If the total vested amount of the
         Participant's total Account is less than or equal to $3,500 at the time the distribution of his Account commences (and did not exceed $3,500 at the time of any prior distributions), payment of the vested amount of his entire Account shall be made in the form of a single sum payment, without the consent of the Participant.

                          (3) If a Participant designates more than one Beneficiary to receive payment of his benefit upon his death, the Participant and his Beneficiaries shall be deemed to have selected a single sum payment as the form of benefit distribution; provided, such single sum payment may be divided among multiple Beneficiaries, as applicable.

                          (4) If a Participant dies before payment of his benefits from the Plan is made or commenced, his benefit will be paid to his Beneficiary in a single lump sum payment.

                          (5) If a Participant dies after payment of his benefits from the Plan has begun under this subsection but before his entire benefit has been distributed, his Beneficiary may elect to receive the remainder of the deceased Participant's Account in the form of a single sum payment or to continue to receive the same installment payments which would have been paid to the deceased Participant if he had survived.

                          (6) If a Beneficiary who has begun receiving installment payments pursuant to the terms of subsection (a)(5) hereof dies prior to the full payment thereof, the remaining vested amount of the Account balance shall be distributed in a single sum to the designated beneficiary of such Beneficiary or, if no such beneficiary has been designated or survives, to the estate of such Beneficiary.

                          (7)     If a distribution is to be made to a
         Participant and/or his Spouse Beneficiary in the form of installments payable over the life expectancy or joint life expectancy of such persons, the life expectancy or joint life expectancy, as applicable, of such persons shall be calculated at the time distributions commence and shall not thereafter be recalculated, unless, for purposes of the minimum distribution rules under Code Section 401(a)(9), the Participant makes an irrevocable election prior to the time his benefit payments are scheduled to begin, to have the life expectancy or joint life expectancy, as applicable, recalculated annually. Notwithstanding anything herein to the contrary, distributions from the Plan must satisfy the requirements of Code Section 401(a)(9)(G). This means that the incidental benefit rules as described in Treasury Regulation Section 1.401(a)(9)-2 shall be satisfied.

                 (b)      Assets Distributed.  Except as provided in subsection
(c) hereof, any distribution to a Participant shall be made in the form of cash. However, the Administrative Committee may direct the Trustee to purchase an annuity (other than a life annuity), which shall be distributed to a Participant in satisfaction of his election to receive payment in the form of installments.

                 (c) Distributions from the Norrell Stock Fund. Subject to the election of the Participant, a Participant's vested balance in the Norrell Stock Fund may be distributed in the form of cash or in the form of whole shares of Norrell Stock in the number of such shares allocated to such Account as of the Valuation Date on which the Trustee processes such distribution, with the value of fractional shares being distributed in cash. The cash value of any whole or fractional shares of Norrell Stock shall be determined as of the Valuation Date on which the Trustee processes the distribution. Such election must be exercised in a timely manner as determined by the Administrative Committee. In the absence of receipt of an election from a Participant, his vested balance in the Norrell Stock Fund will be distributed in whole shares with fractional shares in cash.

                 (d) Direct Rollover Distributions. If a Participant or his Spouse who is his Beneficiary, or an alternate payee under a qualified domestic relations order, who is the recipient of any Eligible Rollover Distribution, elects to have such Eligible Rollover Distribution paid directly to an Eligible Retirement Plan and specifies (in such form and at such time as the Administrative Committee may prescribe) the Eligible Retirement Plan to which such distribution is to be paid, such distribution shall be made in the form of a direct trustee-to-trustee transfer to the specified Eligible Retirement Plan; provided, such transfer shall be made only to the extent that the Eligible Rollover Distribution would be included in gross income if not so transferred [determined without regard to Code Section 402(c) and Section 403(a)(4)].

         9.4     Beneficiary Designation.

                 (a) General. Participants shall designate and from time to time may redesignate their Beneficiary or Beneficiaries in such form and manner as the Administrative Committee may determine. A Participant shall be deemed to have named his Spouse, if any, as his sole Beneficiary unless his Spouse consents to the payment of all or a specified portion of the Participant's death benefit to a Beneficiary other than or in addition to the Spouse in a manner satisfying the requirements of a Qualified Spousal Waiver and such other procedures as the Administrative Committee may establish. Notwithstanding the foregoing, a married Participant may designate a nonspouse Beneficiary without a Qualified Spousal Waiver if the

Participant establishes to the satisfaction of the Administrative Committee that a Qualified Spousal Waiver may not be obtained because his Spouse cannot be located or such other permissible circumstances exist as the Secretary of the Treasury may prescribe by regulation. If any Participant dies prior to receiving his benefits under the Plan, his Account shall be changed to the name of such deceased Participant's named or deemed Beneficiary or Beneficiaries.

                 (b) No Designation or Designee Dead or Missing. In the event that:

                          (1) a Participant dies without designating a Beneficiary;

                          (2) the Beneficiary designated by a Participant is not surviving when a payment is to be made to such person under the Plan, and no contingent Beneficiary has been designated; or

                          (3) the Beneficiary designated by a Participant cannot be located by the Administrative Committee within 1 year from the date benefits are to commence to such person;

then, in any of such events, the Beneficiary of such Participant with respect to any benefits that remain payable under the Plan shall be the Participant's Surviving Spouse, if any, and if not, then the estate of the Participant.

         9.5     Hardship Withdrawals.

                 (a) Parameters of Hardship Withdrawals. A Participant may make, on account of hardship prior to the time he separates from the service of all Affiliates, a withdrawal from his Account in an amount up to, but not exceeding, the total of his Before-Tax and Rollover Accounts (other than investment earnings attributable to Before-Tax Contributions held in the Before-Tax Account and earned after December 31, 1988). For purposes of this subsection, a withdrawal will be on account of "hardship" if it is necessary to satisfy an immediate and heavy financial need of the Participant. A withdrawal based on financial hardship cannot exceed the amount necessary to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Participant. The Administrative Committee shall make its determination, as to whether a Participant has suffered an immediate and heavy financial need and whether it is necessary to use a hardship withdrawal from the Plan to satisfy that need, on the basis of all relevant facts and circumstances.

                 (b) Immediate and Heavy Financial Need. For purposes of the Plan, an immediate and heavy financial need exists if the withdrawal is on account of (i) expenses for medical care described in Code Section 213(d) previously incurred by the Participant, his Spouse or dependents, or necessary to obtain such medical care for such persons, (ii) the purchase (excluding mortgage payments) of a principal residence for the Participant, (iii) the payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his Spouse or dependents or (iv) the need to prevent eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

                 (c) Necessary to Satisfy a Financial Need. In determining whether the withdrawal is necessary to relieve the Participant's immediate and heavy financial need, the Administrative Committee shall rely upon the Participant's reasonable representation that the need cannot be relieved: (i) through reimbursement or compensation by insurance or otherwise; (ii) by reasonable liquidation of the Participant's assets to the extent that liquidation would not itself cause an immediate and heavy financial need; (iii) by cessation of Before-Tax Contributions to the Plan; or (iv) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by one or more Participating Companies or by borrowing from commercial sources on reasonable commercial terms. In determining the amount of a Participant's assets, the resources of his spouse and minor dependents are considered to be reasonably available to the Participant unless they are held for his child or children under an irrevocable trust or under the Uniform Gifts to Minors Act. The amount of an immediate and heavy financial need may include amounts necessary for the Participant to pay any federal, state or local taxes which are reasonably anticipated to result from the hardship withdrawal.

                 (d) Election to Withdraw. All applications for hardship withdrawals shall be in writing on a form provided by the Administrative Committee and shall contain such information as the Administrative Committee may reasonably request. The Administrative Committee may, in its sole discretion, require that a Participant's spouse consent to the application for a hardship withdrawal.

                 (e) Payment of Withdrawal. The amount of a hardship withdrawal shall be paid to a Participant in a single-sum, cash payment as soon as practicable after the Administrative Committee receives and approves a properly completed withdrawal application. The amount of a Participant's Hardship Distribution shall be charged against the eligible portion of the Participant's Account in the following order:

                          (1)     first his Rollover Account; then

                          (2)     his Before-Tax Account.

As the hardship withdrawal is paid from each of the Accounts (exhausting each such Account before beginning withdrawals from the next Account), the assets shall be charged pro-rata against the Investment Funds in which such Accounts shall be invested. For purposes of making a hardship withdrawal, a Participant's Account shall be valued as of the Valuation Date on which the Trustee processes the distribution.

                 (f) Limitation on Number of Hardship Withdrawals. A Participant may not make more than 2 hardship withdrawals during any 12-month period.

         9.6     Withdrawals After Age 59 1/2.

                 A Participant who has attained age 59 1/2 and who is an employee of an Affiliate may request a withdrawal of all or part of his Account. A Participant may make only one such withdrawal during any 12-month period. Subject to any rules and procedures established by the Administrative Committee, any such request must be submitted in writing to the Administrative Committee at least 30 days (or such shorter period as the Committee may allow) before the withdrawal is desired. As soon as practicable after receipt of such request, the Administrative Committee shall direct the Trustee to pay the requested amount, and such amount shall be charged against the Participant's Account in the following order:

                       (1)     first his Rollover Account; then

                       (2)     his Before-Tax Account; then

                       (3)     his Profit Sharing Account; then

                       (4)     his Basic Matching Account; and finally

                       (5)     his Additional Discretionary Matching Account.

As the withdrawal is paid from each of the Accounts (exhausting each such Account before beginning withdrawals from the next Account), the assets shall be charged pro-rata against the Investment Funds in which such Accounts shall be invested. For purposes of making such a withdrawal, a Participant's Account shall be valued as of the Valuation Date on which the Trustee processes the distribution.

         9.7     Qualified Domestic Relations Orders.

                 In the event the Administrative Committee receives a domestic relations order which it determines to be a qualified domestic relations order [see Section 14.1(b)], the Plan shall pay such benefit to the prescribed alternate payee(s) at such time and in such form, as shall be described in the qualified domestic relations order and permitted under Section 14.1(b). If the qualified domestic relations order requires immediate payment, the specified benefit shall be paid to the alternate payee as soon as practicable after the Administrative Committee determines that the order is qualified or, if later, after timing restrictions and requirements under the Code are satisfied. To the extent consistent with the qualified domestic relations order, the amount of the payment to an alternate payee shall include earnings, interest and other investment proceeds through (but not after) the Valuation Date as of which the Trustee processes the distribution. If a Participant's Account is partially paid or payable to an alternate payee, the Participant's remaining portion of his Account shall be reduced accordingly and shall be subject to the distribution provisions in this Article IX.

         9.8     Unclaimed Benefits.

                 In the event a Participant becomes entitled to benefits under the Plan other than death benefits and the Administrative Committee is unable to locate such Participant (after sending a letter, return receipt requested, to the Participant's last known address, and after such further diligent efforts as the Administrative Committee in its sole discretion deems appropriate) within 1 year from the date upon which he becomes so entitled, the Administrative Committee shall direct that such benefits be paid to the Beneficiary of such Participant; provided, if the distribution is payable upon the termination of the Plan, the Administrative Committee shall not be required to wait until the end of such 1-year period. If the Participant and the Beneficiary cannot be located and fail to claim such benefits by the end of the 5th Plan Year following the

Plan Year in which such Participant becomes entitled to such benefits, then the full Account of the Participant shall be deemed abandoned, may be removed from such Participant's Account, and may be used to offset Contributions or other amounts payable by the Participant Companies to the Plan; provided, in the event such Participant or Beneficiary is located or makes a claim subsequent to the allocation of the abandoned Account, the amount of the abandoned Account (unadjusted for any investment gains or losses from the time of abandonment) shall be restored (from abandoned Accounts, Forfeitures, Trust earnings or Contributions made by the Participating Companies) and paid to such Participant or Beneficiary, as appropriate; and, provided further, the Administrative Committee, in its sole discretion, may delay the deemed date of abandonment of any such Account for a period longer than the prescribed 5 Plan Years if it believes that it is in the best interest of the Plan to do so.

         9.9     Claims.

                 (a) Procedure. Claims for benefits under the Plan may be filed with the Administrative Committee on forms supplied by the Administrative Committee. The Administrative Committee shall furnish to the claimant written notice of the disposition of a claim within 90 days after the application therefor is filed; provided, if special circumstances require an extension of time for processing the claim, the Administrative Committee shall furnish written notice of the extension to the claimant prior to the end of the initial 90-day period, and such extension shall not exceed one additional, consecutive 90-day period. In the event the claim is denied, the notice of the disposition of the claim shall provide the specific reasons for the denial, cites of the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim and/or submit the claim for review.

                 (b) Review Procedure. Any Participant or Beneficiary who has been denied a benefit, or his duly authorized representative, shall be entitled, upon request to the Administrative Committee, to appeal the denial of his claim. To do so, the claimant must request further consideration of his position. The claimant, or his duly authorized representative, may review pertinent documents related to the Plan and in the Administrative Committee's possession in order to prepare the appeal. The form containing the request for review, together with a written statement of the claimant's position, must be filed with the Administrative Committee no later than 60 days after receipt of the written notification of denial of a claim provided for in subsection (a). The Administrative Committee's decision shall be made within 60 days following the filing of the request for review and shall be communicated in writing to the claimant; provided, if special circumstances require an extension of time for processing the appeal, the Administrative Committee shall furnish written notice to the claimant prior to the end of the initial 60-day period, and such extension shall not exceed one additional 60-day period. If unfavorable, the notice of decision shall explain the reason or reasons for denial and indicate the provisions of the Plan or other documents used to arrive at the decision.

                 (c) Satisfaction of Claims. Any payment to a Participant or Beneficiary or to their legal representative or heirs at law, all in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, the Administrative Committee and the Controlling Company, any of whom may require such Participant, Beneficiary, legal representative or heirs at law, as a condition to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the

Administrative Committee or the Controlling Company, as the case may be. If receipt and release shall be required but execution by such Participant, Beneficiary, legal representative or heirs at law shall not be accomplished so that the terms of Section 9.1(b), Section 9.2 and Section 9.3 may be fulfilled, such benefits may be distributed or paid into any appropriate court or to such other place as such court shall direct, for disposition in accordance with the order of such court, and such distribution shall be deemed to comply with the requirements of Section 9.1(b), Section 9.2 and Section 9.3.

         9.10    Explanation of Rollover Distributions.

                 Within a reasonable period of time [as defined for purposes of Code Section 402(f)] before making an Eligible Rollover Distribution from the Plan to a Participant or Beneficiary, the Administrative Committee shall provide such Participant or Beneficiary with a written explanation (i) of the provisions under which the distributee may have the distribution directly transferred to another Eligible Retirement Plan, (ii) of the provisions which require the withholding of tax on the distribution if it is not directly transferred to another Eligible Retirement Plan, (iii) of the provisions under which the distribution will not be subject to tax if transferred to an Eligible Retirement Plan within 60 days after the date on which the distributee receives the distribution, and (iv) such other terms and provisions as may be required under Code Section 402(f) and the regulations promulgated thereunder.

                                   ARTICLE X

                                 ADMINISTRATION


         10.1    Administrative Committee; Appointment and Term of Office.

                 (a) Appointment. The Administrative Committee shall consist of not less than one member who shall be appointed by and serve at the pleasure of the Board.

                 (b) Removal; Resignation. The Board shall have the right to remove any member of the Administrative Committee at any time. A member may resign at any time by written resignation to the Board. If a vacancy in the Administrative Committee should occur, a successor may be appointed by the Board.

                 (c) Certification. A written certification shall be given to the Trustee by the Board of all members of the Administrative Committee together with a specimen signature of each member. For all purposes hereunder, the Trustee shall be conclusively entitled to rely upon such certification until the Trustee is otherwise notified in writing.

         10.2    Organization of Administrative Committee.

                 The Administrative Committee may elect a Chairman and a Secretary from among its members. In addition to those powers set forth elsewhere in the Plan, the Administrative Committee may appoint such agents, who need not be members of such Administrative Committee, as it may deem necessary for the effective performance of its duties and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Administrative Committee may deem expedient or appropriate. The compensation of such agents who are not full-time Employees of a Participating Company shall be fixed by the Administrative Committee within limits set by the Board and shall be paid by the Controlling Company (to be divided equitably among the Participating Companies) or from the Trust Fund as determined by the Administrative Committee. The Administrative Committee shall act by majority vote. Its members shall serve as such without compensation.

         10.3    Powers and Responsibility.

                 The Administrative Committee shall fulfill the duties of "administrator" as set forth in Section 3(16) of ERISA and shall have complete control of the administration of the Plan hereunder, with all powers necessary to enable it properly to carry out its duties as set forth in the Plan and the Trust Agreement. The Administrative Committee shall have the following duties and responsibilities:

                 (a) to construe the Plan and to determine all questions that shall arise thereunder;

                 (b) to have all powers elsewhere herein conferred upon it;

                 (c) to decide all questions relating to the eligibility of Employees to participate in the benefits of the Plan;

                 (d) to determine the benefits of the Plan to which any Participant or Beneficiary may be entitled;

                 (e) to maintain and retain records relating to Participants and Beneficiaries;

                 (f) to prepare and furnish to Participants all information required under federal law or provisions of the Plan to be furnished to them;

                 (g) to prepare and furnish to the Trustee sufficient employee data and the amount of Contributions received from all sources so that the Trustee may maintain separate accounts for Participants and Beneficiaries and make required payments of benefits;

                 (h) to prepare and file or publish with the Secretary of Labor, the Secretary of the Treasury, their delegates and all other appropriate government officials all reports and other information required under law to be so filed or published;

                 (i) to provide directions to the Trustee with respect to methods of benefit payment, and all other matters where called for in the Plan or requested by the Trustee;

                 (j)      to engage assistants and professional advisers;

                 (k)      to arrange for fiduciary bonding; and

                 (l) to provide procedures for determination of claims for benefits;

all as further set forth herein.

         10.4    Records of Administrative Committee.

                 (a) Notices and Directions. Any notice, direction, order, request, certification or instruction of the Administrative Committee to the Trustee shall be in writing and shall be signed by a member of the Administrative Committee. The Trustee and every other person shall be entitled to rely conclusively upon any and all such proper notices, directions, orders, requests, certifications and instructions received from the Administrative Committee and reasonably believed to be properly executed, and shall act and be fully protected in acting in accordance with any such directions that are proper.

                 (b) Records. All acts and determinations of the Administrative Committee shall be duly recorded by its Secretary or under his supervision, and all such records (including records necessary to demonstrate compliance with the nondiscrimination requirements of the

Code), together with such other documents as may be necessary for the administration of the Plan, shall be preserved in the custody of such Secretary.

         10.5    Reporting and Disclosure.

                 The Administrative Committee shall keep all individual and group records relating to Participants and Beneficiaries and all other records necessary for the proper operation of the Plan. Such records shall be made available to the Participating Companies and to each Participant and Beneficiary for examination during normal business hours except that a Participant or Beneficiary shall examine only such records as pertain exclusively to the examining Participant or Beneficiary and the Plan and Trust Agreement. The Administrative Committee shall prepare and shall file as required by law or regulation all reports, forms, documents and other items required by ERISA, the Code and every other relevant statute, each as amended, and all regulations thereunder. This provision shall not be construed as imposing upon the Administrative Committee the responsibility or authority for the preparation, preservation, publication or filing of any document required to be prepared, preserved or filed by the Trustee or by any other Named Fiduciary to whom such responsibilities are delegated by law or by the Plan.

         10.6    Construction of the Plan.

                 The Administrative Committee shall take such steps as are considered necessary and appropriate to remedy any inequity that results from incorrect information received or communicated in good faith or as the consequence of an administrative error. The Administrative Committee, in its sole and full discretion, shall interpret the Plan and shall determine the questions arising in the administration, interpretation and application of the Plan. The Administrative Committee shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person and so as to treat all persons in similar circumstances uniformly. The Administrative Committee shall correct any defect, reconcile any inconsistency or supply any omission with respect to the Plan.

         10.7    Assistants and Advisors.

                 (a) Engaging Advisors. The Administrative Committee shall have the right to hire, at the expense of the Controlling Company (to be divided equitably among the Participating Companies), such professional assistants and consultants as it, in its sole discretion, deems necessary or advisable. To the extent that the costs for such assistants and advisors are not so paid by the Controlling Company, they shall be paid at the direction of the Administrative Committee from the Trust Fund as an expense of the Trust Fund.

                 (b) Reliance on Advisors. The Administrative Committee and the Participating Companies shall be entitled to rely upon all certificates and reports made by an accountant, attorney or other professional adviser selected pursuant to this Section; the Administrative Committee, the Participating Companies, and the Trustee shall be fully protected in respect to any action taken or suffered by them in good faith in reliance upon the advice or opinion of any such accountant, attorney or other professional adviser; and any action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan.

         10.8    Investment Committee.

                 (a) Funding Policy. The Investment Committee is the named fiduciary to act on behalf of the Controlling Company to establish and carry out a funding policy consistent with the Plan objectives and with the requirements of any applicable law. Such policy shall be in writing and shall have due regard for the liquidity needs of the Trust. Such funding policy shall also state the general investment objectives of the Trust and the philosophy upon which maintenance of the Plan is based.

                 (b) Appointment. The Board shall determine the membership of the Investment Committee, and the members shall serve at the pleasure of the Board or until their resignation. Unless and until the Board appoints the Investment Committee, the Administrative Committee shall serve as the Investment Committee.

                 (c) Duties. The Investment Committee also shall carry out the Controlling Company's responsibility and authority:

                          (1) To appoint one or more persons to serve as investment manager with respect to all or part of the Plan assets, including assets maintained under separate accounts of an insurance company;

                          (2) To allocate the responsibility and authority being carried out by the Investment Committee among the members of the Committee;

                          (3) To take any action appropriate to ensure that the Plan assets are invested for the exclusive purpose of providing benefits to Participants and their Beneficiaries in accordance with the Plan and defraying reasonable expenses of administering the Plan, subject to the requirements of any applicable law; and

                          (4) To employ one or more persons to render advice with respect to any responsibility or authority being carried out by the Investment Committee. To the extent that the costs for such assistants and advisors are not paid by the Controlling Company, they shall be paid at the direction of the Investment Committee from the Trust Fund as an expense of the Trust Fund.

         10.9    Direction of Trustee.

                 The Investment Committee shall have the power to provide the Trustee with general investment policy guidelines and directions to assist the Trustee respecting investments made in compliance with, and pursuant to, the terms of the Plan.

         10.10   Bonding.

                 The Administrative Committee shall arrange for fiduciary bonding as is required by law, but no bonding in excess of the amount required by law shall be required by the Plan.

         10.11   Indemnification.

                 Each of the Administrative Committee and the Investment Committee and each member of those Committees shall be indemnified by the Participating Companies against judgment amounts, settlement amounts (other than amounts paid in settlement to which the Participating Companies do not consent) and expenses, reasonably incurred by the Committee or him in connection with any action to which the Committee or he may be a party (by reason of his service as a member of a Committee) except in relation to matters as to which the Committee or he shall be adjudged in such action to be personally guilty of gross negligence or willful misconduct in the performance of its or his duties. The foregoing right to indemnification shall be in addition to such other rights as such Committee or each Committee member may enjoy as a matter of law or by reason of insurance coverage of any kind.
Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which such Committee or each Committee member may be entitled pursuant to the by-laws of the Controlling Company. Service on the Administrative or Investment Committee shall be deemed in partial fulfillment of a Committee member's function as an Employee, officer and/or director of the Controlling Company or any Participating Company, if he serves in such other capacity as well.

                                   ARTICLE XI

                  ALLOCATION OF AUTHORITY AND RESPONSIBILITIES


         11.1    Controlling Company and Board.

                 (a) General Responsibilities. The Controlling Company, as Plan sponsor, and the Board each shall serve as a Named Fiduciary having the following (and only the following) authority and responsibilities:

                          (1) To appoint the Trustee, the Administrative Committee and the Investment Committee and to monitor each of their performances;

                          (2) To communicate such information to the Trustee, the Administrative Committee and the Investment Committee as each needs for the proper performance of its duties; and

                          (3) To provide channels and mechanisms through which the Administrative Committee and/or the Trustee can communicate with Participants and Beneficiaries.

In addition, the Controlling Company shall perform such duties as are imposed by law or by regulation and shall serve as Plan Administrator in the absence of an appointed Administrative Committee.

                 (b) Allocation of Authority. In the event any of the areas of authority and responsibilities of the Controlling Company and the Board overlap with that of any other Plan fiduciary, the Controlling Company and the Board shall coordinate with such other fiduciaries the execution of such authority and responsibilities; provided, the decision of the Controlling Company and the Board with respect to such authority and responsibilities ultimately shall be controlling.

                 (c) Authority of Participating Companies. Notwithstanding anything herein to the contrary, and in addition to the authority and responsibilities specifically given to the Participating Companies in the Plan, the Controlling Company, in its sole discretion, may grant the Participating Companies such authority and charge them with such responsibilities as the Controlling Company deems appropriate.

         11.2    Administrative Committee.

                 The Administrative Committee shall have the authority and responsibilities imposed by Article X hereof. With respect to said authority and responsibilities, the Administrative Committee shall be a Named Fiduciary, and as such, shall have no authority or responsibilities other than as granted in the Plan or as imposed as a matter of law.

         11.3    Investment Committee.

                 The Investment Committee, if any is appointed, shall be a Named Fiduciary with respect to its authority and responsibilities, as imposed by Article X. The Investment Committee shall have no authority or responsibilities other than those granted in the Plan and the Trust. If no Investment Committee is appointed, then the Administrative Committee shall serve as the Investment Committee.

         11.4    Trustee.

                 The Trustee shall be a Named Fiduciary with respect to investment of Trust Fund assets and shall have the powers and duties set forth in the Trust Agreement.

         11.5    Limitations on Obligations of Fiduciaries.

                 No fiduciary shall have authority or responsibility to deal with matters other than as delegated to it under the Plan, under the Trust Agreement or by operation of law. A fiduciary shall not in any event be liable for breach of fiduciary responsibility or obligation by another fiduciary (including Named Fiduciaries) if the responsibility or authority for the act or omission deemed to be a breach was not within the scope of such fiduciary's authority or delegated responsibility.

         11.6    Delegation.

                 Named Fiduciaries shall have the power to delegate specific fiduciary responsibilities (other than Trustee responsibilities). Such delegations may be to officers or Employees of a Participating Company or to other persons, all of whom shall serve at the pleasure of the Named Fiduciary making such delegation and, if full-time Employees of a Participating Company, without compensation. Any such person may resign by delivering a written resignation to the delegating Named Fiduciary. Vacancies created by any reason may be filled by the appropriate Named Fiduciary or the assigned responsibilities may be reabsorbed or redelegated by the Named Fiduciary.

         11.7    Multiple Fiduciary Roles.

                 Any person may hold more than one position of fiduciary responsibility and shall be liable for each such responsibility separately.

                                  ARTICLE XII

                      AMENDMENT, TERMINATION AND ADOPTION


         12.1    Amendment.

                 The provisions of the Plan may be amended at any time and from time to time by the Board; provided, the Board may delegate amendment authority, or any part thereof, to the Administrative Committee; and, provided further:

                 (a) No amendment shall increase the duties or liabilities of the Trustee without the consent of such party;

                 (b) No amendment shall decrease the balance or vested percentage of an Account or eliminate an optional form of benefit;

                 (c) No amendment shall be made which would divert any of the assets of the Trust Fund to any purpose other than the exclusive benefit of Participants and Beneficiaries, except that the Plan and Trust Agreement may be amended retroactively and to affect the Accounts of Participants and Beneficiaries if necessary to cause the Plan and Trust to be qualified and exempt from taxation under the Code; and

                 (d) Each amendment shall be approved by the Board or the Administrative Committee (as applicable) by resolution.

         12.2    Termination.

                 (a) Right to Terminate. The Controlling Company expects the Plan to be continued indefinitely, but it reserves the right to terminate the Plan or to completely discontinue Contributions to the Plan at any time by action of the Board. In either event, the Administrative Committee, Investment Committee, each Participating Company and the Trustee shall be promptly advised of such decision in writing. [For termination of the Plan by a Participating Company as to itself (rather than the termination of the entire Plan) refer to
Section 12.3(e).]

                 (b) Vesting Upon Complete Termination. If the Plan is terminated by the Controlling Company or Contributions to the Plan are completely discontinued, the Accounts of all Participants, Beneficiaries or other successors in interest as of such date shall become 100 percent vested and nonforfeitable. Upon termination of the Plan, the Administrative Committee, in its sole discretion, shall instruct the Trustee either (i) to continue to manage and administer the assets of the Trust for the benefit of the Participants and their Beneficiaries pursuant to the terms and provisions of the Trust Agreement, or (ii) if there is no successor plan permitted under the terms of Section 9.1(c) or no benefits subject to the restrictions in said Section, to pay over to each Participant the value of his interest in a single sum and to thereupon dissolve the Trust.

                 (c) Dissolution of Trust. In the event that the Administrative Committee decides to dissolve the Trust, as soon as practicable following the termination of the Plan or the Administrative Committee's decision, whichever is later, the assets under the Plan shall be converted to cash or other distributable assets, to the extent necessary to effect a complete distribution of the Trust assets as described hereinbelow. Following completion of the conversion, on a date selected by the Administrative Committee, each individual with an Account under the Plan on such date shall receive a distribution of the total amount then credited to his Account; provided, if the Participating Companies maintain any defined Contribution plan other than the Plan or an employee stock ownership plan as defined in Code
Section 4975(e)(9), and if the balance of a Participant's Account is greater than $3,500 and such Participant does not consent to a lump sum distribution, the Administrative Committee shall direct that the Participant's Account be distributed by the purchase and distribution of a nonparticipating annuity with distribution terms comparable to those in Section 9.1 (and the applicable provisions in Article IX). The amount of cash and other property distributable to each such individual shall be determined as of the date of distribution (treating, for this purpose, such distribution date as the Valuation Date as of which the distributable amount is determined). In the case of a termination distribution as provided herein, the Administrative Committee may direct the Trustee to take any action provided in Section 9.8 (dealing with unclaimed benefits), except that it shall not be necessary to hold funds for any period of time stated in such Section. Within the expense limitations set forth in the Plan, the Administrative Committee may direct the Trustee to use assets of the Trust Fund to pay any due and accrued expenses and liabilities of the Trust and any expenses involved in termination of the Plan (other than expenses incurred for the benefit of the Participating Companies).

                 (d) Vesting Upon Partial Termination. In the event of a partial termination of the Plan [as provided in Code Section 411(d)(3)], the Accounts of those Participants and Beneficiaries affected shall become 100 percent vested and nonforfeitable and, unless transferred to another qualified plan, shall be distributed in a manner and at a time consistent with the terms of Article IX.

         12.3    Adoption of the Plan by a Participating Company.

                 (a) Procedures for Participation. As of the Effective Date, the Controlling Company and the other Affiliates listed on Schedule A hereto shall be Participating Companies in the Plan. Any other company may become a Participating Company and commence participation in the Plan subject to the provisions of this subsection. In order for a company to become a Participating Company, the Administrative Committee must designate such company as a Participating Company and specify the effective date of such designation. The name of any company which shall commence participation in the Plan, along with the effective date of its participation, shall be recorded in the records of the Controlling Company and/or the Plan. To adopt the Plan as a Participating Company, the board of directors of the company must approve a resolution expressly adopting the Plan for the benefit of its eligible employees and accepting designation as a Participating Company, subject to all of the provisions of this Plan and of the Trust. The resolution shall specify the date as of which the designation as a Participating Company shall be effective. A copy of the resolution (certified if requested) of the board of directors of the adopting Participating Company shall be provided to the Administrative Committee. Upon adoption of the Plan by a Participating Company as herein provided, the Employees of such company shall be eligible to participate in the Plan subject to the terms hereof and of the resolution of the Administrative Committee designating the adopting company as such.

                 (b) Single Plan. The Plan, as adopted by all Participating Companies, shall be considered a single plan for purposes of Treasury Regulation Section 1.414(l)-1(b)(1). All assets contributed to the Plan by the Participating Companies shall be held together in a single fund and shall be available to pay benefits to all Participants and Beneficiaries. Nothing contained herein shall be construed to prohibit the separate accounting of assets contributed by the Participating Companies for purposes of cost allocation, contributions, forfeitures and other purposes, pursuant to the terms of the Plan and as directed by the Administrative Committee.

                 (c) Authority under Plan. As long as a Participating Company's designation as such remains in effect, such Participating Company shall be bound by, and subject to, all provisions of the Plan and the Trust. The exclusive authority to amend the Plan and the Trust shall be vested in the Board and/or the Administrative Committee, and no other Participating Company shall have any right to amend the Plan or the Trust. Any amendment to the Plan or the Trust adopted by the Administrative Committee shall be binding upon every Participating Company without further action by such Participating Company.

                 (d) Contributions to Plan. Except as specified on a Schedule to the Plan, a Participating Company shall be required to make Contributions to the Plan at such times and in such amounts as specified in Articles III and VI. The Contributions made (or to be made) to the Plan by the Participating Companies shall be allocated between and among such companies in whatever equitable manner or amounts as the Administrative Committee shall determine.

                 (e) Withdrawal from Plan. The Administrative Committee may terminate the designation of a Participating Company, effective as of any date. A Participating Company may withdraw from participation in the Plan, with the approval of the Administrative Committee, by action of its board of directors, provided such action is communicated in writing to the Administrative Committee. The withdrawal of a Participating Company shall be effective as of the last day of the Plan Year in which the notice of withdrawal is received by the Administrative Committee (unless the Controlling Company or Administrative Committee consents to a different effective date). Any such Participating Company which ceases to be a Participating Company shall be liable for all costs and liabilities (whether imposed under the terms of the Plan, the Code or ERISA) accrued through the effective date of its withdrawal or termination. The withdrawing or terminating Participating Company shall have no right to direct that assets of the Plan be transferred to a successor plan for its employees unless such transfer is approved by the Controlling Company or Administrative Committee in its sole discretion.

         12.4    Merger, Consolidation and Transfer of Assets or Liabilities.

                 In the event of any merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan, each Participant and Beneficiary shall have a plan benefit in the surviving or transferee plan (determined as if such plan were then terminated immediately after such merger, consolidation or transfer of assets or liabilities) that is equal to or greater than the benefit he would have been entitled to receive under the Plan immediately before such merger, consolidation or transfer of assets or liabilities, if the Plan had terminated at that time.

                                  ARTICLE XIII

                              TOP-HEAVY PROVISIONS


         13.1    Top-Heavy Plan Years.

                 The provisions set forth in this Article XIII shall become effective for any Plan Years with respect to which the Plan is determined to be a Top-Heavy Plan and shall supersede any other provisions of the Plan which are inconsistent with these provisions; provided, if the Plan is determined not to be a Top-Heavy Plan in any Plan Year subsequent to a Plan Year in which the Plan was a Top-Heavy Plan, the provisions of this Article XIII shall not apply with respect to such subsequent Plan Year; and, provided, further, to the extent that any of the requirements of this Article XIII shall no longer be required under Code Section 416 or any other section of the Code, such requirements shall be of no force or effect.

         13.2    Determination of Top-Heavy Status.

                 (a) Application. The Plan will be considered a Top-Heavy Plan for a Plan Year if either:

                          (1)     the Plan is not part of a Required
         Aggregation Group or a Permissive Aggregation Group and, as of the Determination Date of such Plan Year, the value of the Accounts of the Participants who are Key Employees under the Plan exceeds 60 percent of the value of the Accounts of all Participants; or

                          (2) the Plan is part of a Required Aggregation Group which, as of the Determination Date of such Plan Year, is a Top-Heavy Group;

provided, the Plan shall not be considered a Top-Heavy Plan for a Plan Year under subsection (a)(2) hereof if the Plan also is part of a Permissive Aggregation Group which is not a Top-Heavy Group for such Plan Year.

                 (b)      Special Definitions.

                          (1) Determination Date. The term "Determination Date" shall mean (i) in the case of the Plan Year that includes the Effective Date of the Plan, the last day of such Plan Year, and (ii) with respect to any other Plan Year of the Plan, the last day of the immediately preceding Plan Year and (iii) for any plan year of each other qualified plan maintained by a Participating Company or Affiliate which is part of a Required or Permissive Aggregation Group, the date determined under (i) or (ii) above as if the term "Plan Year" means the plan year for each such other qualified plan.

                          (2) Key Employee. The term "Key Employee" shall mean an Employee defined in Code Section 416(i) and the Treasury regulations thereunder. Generally, Key Employee shall mean an Employee, former Employee or deceased Employee (and the beneficiaries of any such Employee) who, at any time during the Plan Year or the 4 previous Plan Years, was either:

                                  (A)      an officer of an Affiliate having a
                 combined annual Compensation [as defined in Section
                 1.22(c)] from all Affiliates greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year; provided, no less than one nor more than fifty individuals shall be treated as officers of an Affiliate;

                                  (B)      one of the ten individuals owning
                 [or considered as owning under Code Section 318, as modified by Code Section 416(i)(1)(B)(iii)] the largest percentage ownership interests in value in the Affiliates (as more fully described in Treasury Regulation Section 1.416-1, T-19 and T-20) and having a combined annual Compensation [as defined in Section 1.22(c)] from all Affiliates of more than the limitation in effect under Code Section 415(c)(1)(A);

                                  (C)      a 5-percent owner [or constructive
                 owner within the meaning of Code Section 318, as modified by Code Section 416(i)(1)(B)(iii)] of an Affiliate; or

                                  (D)      a 1-percent owner [or constructive
                 owner within the meaning of Code Section 318, as modified by Code Section 416(i)(1)(B)(iii) and the Treasury regulations thereunder] of an Affiliate having a combined annual Compensation [as defined in Section 1.22(c)] from all Affiliates of more than $150,000.

         For purposes of subsection (B) hereof, if two individuals have the same percentage ownership interest in an Affiliate, the individual having greater combined annual Compensation from all Affiliates shall be treated as having the larger interest. In determining percentage ownership hereunder, employers that otherwise would be aggregated under Code Section 414(b), (c) and (m) shall be treated as separate employers.

                          (3)     Non-Key Employee.  The term "Non-Key
         Employee" shall mean any Employee who is not a Key Employee. For purposes hereof, former Key Employees shall be treated as Non-Key Employees.

                          (4) Permissive Aggregation Group. The term "Permissive Aggregation Group" shall mean a Required Aggregation Group and any other qualified plan or plans maintained or contributed to by an Affiliate which, when considered with the Required Aggregation Group, would continue to satisfy the requirements of Code Section
         Section 401(a)(4) and 410.

                          (5) Required Aggregation Group. The term "Required Aggregation Group" shall mean a group of plans of the Affiliates consisting of (i) each plan which, for such Plan Year or any of the 4 preceding Plan Years, qualifies under Code Section 401(a) and in which a Key Employee is a participant, and (ii) each other plan which, during this 5-year period, qualifies under Code Section 401(a) and which enables any plan described in clause (i) hereof to satisfy the requirements of Code Section Section 401(a)(4) or 410.

                          (6) Top-Heavy Group. The term "Top-Heavy Group" shall mean a Required or Permissive Aggregation Group with respect to which the sum (determined as of a Determination Date) of (i) the present value of the cumulative accrued benefits for Key Employees under all Defined Benefit Plans included in such group, and (ii) the aggregate of the accounts of Key Employees under all Defined Contribution Plans included in such group, exceeds 60 percent of a similar sum determined for all Employees.

                 (c) Special Rules. The following rules shall apply in determining whether the Plan is a Top-Heavy Plan under subsection (a)(1) or
(a)(2) above:

                          (1) The value of any account balance under any Defined Contribution Plan and the value of any accrued benefit under any Defined Benefit Plan shall be determined as of the most recent valuation date that falls within, or ends with, the 12-month period ending on the Determination Date or, if plans are aggregated, the Determination Dates that fall within the same calendar year;

                          (2) The value of the Accounts under the Plan or the accounts under any other Defined Contribution Plan included in a Required or Permissive Aggregation Group for any Determination Date, other than the Determination Date for the first plan year, shall include the amounts actually contributed and paid to the plan on or before the Determination Date, and shall exclude any amounts to be contributed with respect to such preceding plan year but not actually paid to the plan on or before the Determination Date. The value of the accounts under any Defined Contribution Plan for the Determination Date of the first plan year shall include all amounts contributed to the plan as of the Determination Date, regardless of whether such amounts shall have been actually paid or merely accrued as of the Determination Date;

                          (3) The value of any account balance under any Defined Contribution Plan and the present value of any accrued benefit under any Defined Benefit Plan as of any Determination Date shall be increased by the aggregate distributions made under the plan during the 5-year period ending on the Determination Date;

                          (4)     Accrued benefits and accounts of the
         following individuals shall not be taken into account for a Plan Year:
         (A) any Non-Key Employee who, in a prior Plan Year, was a Key Employee or (B) any Employee who had not performed any services for a Participating Company at any time during the 5-year period ending on the Determination Date for such Plan Year;

                          (5) The value of any account balance shall not include deductible employee contributions, as described in Code
         Section 72(o)(5)(A);

                          (6) The extent to which rollovers and plan to plan transfers are taken into account in determining the value of any account balance or accrued benefit shall be determined in accordance with Code Section 416 and the regulations thereunder; and

                          (7) Effective for plan years beginning after December 31, 1986, each Non-Key Employee's accrued benefit under the Plan and any Defined Benefit Plans shall be determined (A) under the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans, or (B) if there is no such method, as if such benefit accrued more rapidly than the slowest accrual rate permitted under the fractional accrual rate set forth under Code Section 411(b)(1)(C).

         13.3    Top-Heavy Minimum Contribution.

                 (a) Multiple Defined Contribution Plans. For any Plan Year in which the Plan is a Top-Heavy Plan, the aggregate Company Contributions (when added to similar contributions made under other defined contribution plans) allocated to the Account of any Active Participant who is a Non-Key Employee shall not be less than the Defined Contribution Minimum. To the extent that the Company Contributions are less than the Defined Contribution Minimum, additional Company Contributions shall be provided under the Plan.

                 For purposes hereof, a Non-Key Employee shall not fail to receive a minimum contribution hereunder for a Plan Year because (i) such Non-Key Employee fails to complete 1,000 Hours of Service for such Plan Year or
(ii) such Non-Key Employee is excluded from participation (or receives no allocation) merely because his Compensation is less than a stated amount or because he failed to make a Deferral Election for such Plan Year.

                 (b) Defined Contribution and Benefit Plans. In the event that Non-Key Employees are covered under both the Plan and one or more Defined Benefit Plans maintained by an Affiliate, the minimum contribution level set forth in subsection (a) hereof shall be satisfied if each such Non-Key Employee receives a benefit level under such Defined Contribution and Defined Benefit Plans which is not less than the Defined Benefit Minimum offset by any benefits provided under the Plan and any other Defined Contribution Plans maintained by any Affiliate.

                 (c) Defined Contribution Minimum. The term "Defined Contribution Minimum" means, with respect to the Plan, a minimum level of Company Contributions allocated with respect to a Plan Year to the Account of each Active Participant who is a Non-Key Employee; such level being the lesser of:

                          (1) 3 percent of such Active Participant's Compensation for such Plan Year; or

                          (2) if no Defined Benefit Plan of an Affiliate uses the Plan to satisfy the requirements of Code Section Section 401(a)(4) or 410, the highest percentage of Compensation at which Company Contributions are made, or are required to be made, under the Plan for such Plan Year for any Key Employee.

For purposes of this subsection, (i) qualified nonelective contributions made by the Company in order to satisfy the anti-discrimination tests of Code
Section 401(k) or Section 401(m) may be treated as Company Contributions; (ii) Before-Tax and Matching Contributions shall be taken into account as Company Contributions for Key Employees; (iii) Matching Contributions may be treated as Company Contributions and may be taken into account for satisfying the Minimum Contribution Requirement for Non-Key Employees, but only if such Matching Contributions are not treated as Matching Contributions for purposes of the ADP Tests or Code Section 401(m) and instead satisfy the requirements of Code Section 401(a)(4) as Company Contributions; and (iv) Before-Tax Contributions shall not be taken into account for satisfying the Minimum Contribution Requirement for Non-Key Employees.

                 (d) Defined Benefit Minimum. The term "Defined Benefit Minimum" means, with respect to a Defined Benefit Plan, a minimum level of accrued benefit derived from employer contributions with respect to a plan year for each participant who is a Non-Key Employee; such level, when expressed as an annual retirement benefit, being not less than the product of (1) and (2), where:

                          (1) equals the Non-Key Employee's average Compensation for the period of consecutive years (not exceeding 5) when such Non-Key Employee had the highest aggregate Compensation from all Affiliates; and

                          (2) equals the lesser of (A) 2 percent times such Non-Key Employee's number of years of service or (B) 20 percent.

For purposes of determining the Defined Benefit Minimum, "years of service" shall not include any year of service if the plan was not a Top-Heavy Plan for the plan year ending during such year of service and shall not include any years of service completed in a plan year beginning before January 1, 1984. Compensation in years before January 1, 1984, and Compensation in years after the close of the last plan year in which the plan is a Top-Heavy Plan shall be disregarded. All accruals of employer-provided benefits, whether or not attributable to years for which the Plan is top heavy, may be used in determining whether the minimum contribution requirements set forth in this Section are satisfied.

         13.4    Top-Heavy Minimum Vesting.

                 The Plan's normal vesting schedule satisfies the top-heavy minimum vesting requirements.

         13.5    Adjustments in Code Section 415 Limitations for Top-Heavy
Plans.

                 (a) Special Adjustment. In the event that, during a Plan Year in which the Plan is a Top-Heavy Plan, an individual is a participant in both a Defined Benefit Plan and a Defined Contribution Plan maintained by an Affiliate, the computation of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, as set forth in subsections 6.7(d)(3) and (5) hereof, shall be modified by substituting "100 percent" for "125 percent" each time it appears in said subsections; provided, in the event that the requirements set forth in subsection (b) hereof are satisfied, the modifications otherwise required by this subsection (a) shall not be required and shall be of no effect.

                 (b)      Exception.  In the event that:

                          (1) the Plan would not be a Top-Heavy Plan if "90 percent" were substituted for "60 percent" each time it appears in
         Section 13.2(a)(1) hereof and in the definition of Top-Heavy Group in
         Section 13.2(b)(6);

                          (2) the Plan would continue to satisfy the requirements of Section 13.3 hereof if "3 percent" were substituted for "2 percent" each time it appears in Section 13.3(d), and if "20 percent", as used in Section 13.3(d), were increased by one percentage point (but not by more than 10 percentage points) for each year for which the plan was taken into account under this Section 13.5; and

                          (3) the Plan would continue to satisfy the requirements of Section 13.3 hereof if "4 percent" were substituted for "3 percent" each time it is used in Section 13.3(c);

then, the substitution of "100 percent" for "125 percent" as otherwise required in subsection (a) hereof, shall not be required or effected.

         13.6    Special Effective Date.

                 The provisions of this Article generally are effective as of the Effective Date, but to the extent the Code requires an earlier or later effective date with respect to any portion(s) of this Article, such other effective date shall apply.

         13.8    Construction of Limitations and Requirements.

                 The descriptions of the limitations and requirements set forth in this Article are intended to serve as statements of the minimum legal requirements necessary for the Plan to remain qualified under the applicable terms of the Code. The Participating Companies do not desire or intend, and the terms of this Article shall not be construed, to impose any more restrictions on the operation of the Plan than required by law. Therefore, the terms of this Article and any related terms and definitions in the Plan shall be interpreted and operated in a manner which imposes the least restrictions on the Plan. For example, if use of a more liberal definition of "Compensation" is permissible at any time under the law, then the more liberal provisions may be applied as if such provisions were included in the Plan.

                                  ARTICLE XIV

                                 MISCELLANEOUS


         14.1    Nonalienation of Benefits and Spendthrift Clause.

                 (a) General Nonalienation Requirements. Except to the extent permitted by law and as provided in subsections (b) and (c) hereof, none of the Accounts, benefits, payments, proceeds or distributions under the Plan shall be subject to the claim of any creditor of a Participant or Beneficiary or to any legal process by any creditor of such Participant or of such Beneficiary; and neither such Participant nor any such Beneficiary shall have any right to alienate, commute, anticipate or assign any of the Accounts, benefits, payments, proceeds or distributions under the Plan except to the extent expressly provided herein.

                 (b)      Exception for Qualified Domestic Relations Orders.

                          (1)     The nonalienation requirements of subsection
         (a) hereof shall apply to the creation, assignment or recognition of a right to any benefit, payable with respect to a Participant pursuant to a domestic relations order, unless such order is (i) determined to be a qualified domestic relations order, as defined in Code Section 414(p), entered on or after January 1, 1985, or (ii) any domestic relations order, as defined in Code Section 414(p), entered before January 1, 1985, pursuant to which a transferor plan was paying benefits on January 1, 1985. The Administrative Committee shall establish reasonable written procedures to determine the qualified status of a domestic relations order. Further, to the extent provided under a qualified domestic relations order, a former spouse of a Participant shall be treated as the Spouse or Surviving Spouse for all purposes under the Plan.

                          (2) The Administrative Committee shall establish reasonable procedures to administer distributions under qualified domestic relations orders which are submitted to it. The Administrative Committee, to the extent provided in a qualified domestic relations order, shall direct the Trustee to pay, in a single sum payment, the full amount of the benefit payable to any alternate payee under a qualified domestic relations order. Such cash-out payment shall be made as soon as practicable after the end of the month within which the Administrative Committee determines that a domestic relations order is a qualified domestic relations order, or if later, when the terms of the qualified domestic relations order permit such a distribution. (See also Section 9.7.) If the terms of a qualified domestic relations order do not permit an immediate cash-out payment, the benefits shall be paid to the alternate payee in accordance with the terms of such order and the applicable terms of the Plan.

         14.2    Headings.

                 The headings and subheadings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

         14.3    Construction, Controlling Law.

                 In the construction of the Plan, the masculine shall include the feminine and the feminine the masculine, and the singular shall include the plural and the plural the singular, in all cases where such meanings would be appropriate. Unless otherwise specified, any reference to a section shall be interpreted as a reference to a section of the Plan. The Plan shall be construed in accordance with the laws of the State of Georgia and applicable federal laws.

         14.4    No Contract of Employment.

                 Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant, Employee or any person whomsoever the right to be retained in the service of any Affiliate, and all Participants and other Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

         14.5    Legally Incompetent.

                 The Administrative Committee may in its discretion direct that payment be made and the Trustee shall make payment on such direction, directly to an incompetent or disabled person, whether incompetent or disabled because of minority or mental or physical disability, or to the guardian of such person or to the person having legal custody of such person, without further liability with respect to or in the amount of such payment either on the part of any Participating Company, the Administrative Committee or the Trustee.

         14.6    Heirs, Assigns and Personal Representatives.

                 The Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant and Beneficiary, present and future.

         14.7    Title to Assets, Benefits Supported Only By Trust Fund.

                 No Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under the Plan, and then only to the extent of the benefits payable under the Plan to such Participant out of the assets of the Trust Fund. Any person having any claim under the Plan shall look solely to the assets of the Trust Fund for satisfaction. The foregoing sentence notwithstanding, each Participating Company shall indemnify and save any of its officers, members of its board of directors or agents, and each of them, harmless from any and all claims, loss, damages, expense and liability arising from their responsibilities in connection with the Plan and from acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences shall result from their own willful misconduct or gross negligence.

         14.8    Legal Action.

                 In any action or proceeding involving the assets held with respect to the Plan or Trust Fund or the administration thereof, the Participating Companies, the Administrative Committee and the Trustee shall be the only necessary parties and no Participants, Employees, or former Employees of the Company, their Beneficiaries or any other person having or claiming to have an interest in the Plan shall be entitled to any notice of process; provided, that such notice as is required by the Internal Revenue Service and the Department of Labor to be given in connection with Plan amendments, termination, curtailment or other activity shall be given in the manner and form and at the time so required. Any final judgment which is not appealed or appealable that may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto, the Administrative Committee and all persons having or claiming to have an interest in the Plan.

         14.9    No Discrimination.

                 The Controlling Company, through the Administrative Committee, shall administer the Plan in a uniform and consistent manner with respect to all Participants and Beneficiaries and shall not permit discrimination in favor of officers, stockholders, supervisory or highly compensated Employees.

         14.10   Severability.

                 If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

         14.11   Exclusive Benefit; Refund of Contributions.

                 No part of the Trust Fund shall be used for or diverted to purposes other than the exclusive benefit of the Participants and their Beneficiaries, subject, however, to the payment of all costs of maintaining and administering the Plan and Trust. Notwithstanding the foregoing, Contributions to the Trust by a Participating Company may be refunded to the Participating Company under the following circumstances and subject to the following limitations:

                 (a) Permitted Refunds. If and to the extent permitted by the Code and other applicable laws and regulations thereunder, upon the Participating Company's request, a Contribution which is (i) made by a mistake in fact, or (ii) conditioned upon the deductibility of the Contribution under Code Section 404, shall be returned to the Participating Company making the Contribution within 1 year after the payment of the Contribution, the denial of the qualification, or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

                 (b) Payment of Refund. If any refund is paid to a Participating Company hereunder, such refund shall be made without interest or other investment gains, shall be reduced by any investment losses attributable to the refundable amount and shall be apportioned among the Accounts of the Participants as an investment loss, except to the extent that the amount of the refund can be attributed to one or more specific Participants (for example, as in the case of certain mistakes of fact), in which case the amount of the refund attributable to each such Participant's Account shall be debited directly against such Account.

                 (c) Limitation on Refund. No refund shall be made to a Participating Company if such refund would cause the balance in a Participant's Account to be less than the balance would have been had the refunded contribution not been made.

         14.12   Special Effective Dates.

                 (a) Intent of Plan. The Plan generally is effective as of January 1, 1994 and, as of such date, shall begin serving as the amendment and restatement of the Plan. As such a restatement and amendment, the Plan is intended to bring the Plan into compliance with all current laws and regulations, including the following laws and regulations (which are listed in Section 4 of IRS Revenue Procedure 88-42):

                          (1)     Titles XI and XVIII of the Tax Reform Act of
           1986;

                          (2) Subtitle C of Title IX of the Omnibus Budget Reconciliation Act of 1986;

                          (3) Sections 9343(c) and 9346 of the Omnibus Budget Reconciliation Act of 1987;

                          (4)     Optional Form of Benefit Regulations;

                          (5) Temporary regulations under Code Section 414(q) and (s);

                          (6) Proposed regulations under Code Section 401(a)(9), 410 and 411;

                          (7)     Notice 87-20, regarding amendments to Code
           Section 411(a)(11)(B) and 417(e)(3) made by Code Section 1139 of the Tax Reform Act of 1986;

                          (8)     Notice 87-21, regarding changes to Code
           Section 415 made by the Tax Reform Act of 1986; and

                          (9) Rev. Rul. 86-74, regarding changes to the plan integration rules resulting from the Social Security Amendments of 1983.

In addition, the Plan is intended to include all provisions required by the Technical Corrections and Miscellaneous Revenue Act of 1988.

                 (b) Effective Dates. To the extent any of the changes and provisions described above have requisite effective dates prior to or after January 1, 1994, the effective date of the Plan shall be deemed to be effective as of such requisite effective dates solely for the purpose of satisfying such legal and regulatory requirements.

         14.13   Predecessor Service.

                 In the event a Participating Company maintains the Plan as successor to a predecessor employer who maintained the Plan, service for the predecessor employer shall be treated as service for the Participating Company.

         14.14   Plan Expenses.

                 As permitted under the Code and ERISA, expenses incurred with respect to administering the Plan and Trust shall be paid by the Trustee from the Trust Fund to the extent such costs are not paid by the Participating Companies or to the extent the Controlling Company requests that the Trustee reimburse it for its payment of such expenses.

                 IN WITNESS WHEREOF, the Controlling Company has caused the Plan to be executed by its duly authorized officers, as of this 30th day of December, 1994.


                                          NORRELL CORPORATION


                                          By: /s/ Madeson CO??
                                             ---------------------------------
                                            Title: V.P.
                                                  ----------------------------

             NORRELL CORPORATION 401(K) RETIREMENT SAVINGS PLAN
                             (1994 RESTATEMENT)

                                 SCHEDULE A

                 PARTICIPATING COMPANIES AND EFFECTIVE DATES
                  [See Plan Section 1.64 and Section 12.3]



Name                                                Effective Date
----                                                --------------
Norrell Corporation                                 November 1, 1972
Norrell Services, Inc.                              November 1, 1972
Norrell Temporary Services, Inc.                    November 1, 1972
HCA-Health Care Services, Inc.                      April 1, 1988
Norrell Health Care of New York, Inc.               April 1, 1988
Tascor, Inc.*                                       August 1, 1992
Health Task L.P. (a Related Company)                September 1, 1994




*Date of participation in Tascor Plan.

             NORRELL CORPORATION 401(K) RETIREMENT SAVINGS PLAN
                             (1994 RESTATEMENT)


                                 SCHEDULE B

                           MATCHING CONTRIBUTIONS
                           [See Plan Section 3.2]


         For each Active Participant on whose behalf a Participating Company has made, with respect to a payroll period, any Before-Tax Contributions, such Participating Company shall make, with respect to such payroll period, a Matching Contribution equal to 25 percent of the amount of the total of such Before-Tax Contributions; provided, the total amount of the Matching Contributions which a Participating Company shall make for any Active Participant for any payroll period shall not exceed 4 percent (the Specified Matching Compensation Percentage) of such Active Participant's Compensation paid by such Participating Company for such payroll period (that is, the 25-percent Matching Contribution shall not be applied to the amount of a Before-Tax Contribution that exceeds 4 percent of a Participant's Compensation for a payroll period), nor shall such amount exceed (or cause the Contributions to exceed) any of the maximum limitations described in Section 6.1, Section
6.4 or Section 6.7. The Administrative Committee, in its sole discretion, may change the 25 percent and 4 percent levels set forth hereinabove, and any such change shall be effective without amendment to the Plan.

             NORRELL CORPORATION 401(K) RETIREMENT SAVINGS PLAN
                             (1994 RESTATEMENT)

                                 SCHEDULE C

                           PRE-1995 CONTRIBUTIONS
                           [See Plan Section 3.8]


         Notwithstanding anything in the Plan to the contrary, all Company Contributions (other than Before-Tax Contributions) to the Plan for the Plan Year ending December 31, 1994 shall be determined and made in accordance with the following provisions, which reflect the terms of the Plan and the Tascor Plan as in effect immediately prior to the merger of such plans effective as of December 31, 1994.

Profit Sharing Contributions under the Plan

         The Controlling Company may, but shall not be required to, make a Profit Sharing Contribution to the Plan with respect to the Plan Year ending December 31, 1994. Subject to the limitations set forth in Section 6.1 and 6.7, the amount of any such Profit Sharing Contribution shall be determined at the discretion of the Administrative Committee. If the Controlling Company makes a Profit Sharing Contribution to the Plan for such Plan Year, each other Participating Company (other than Participating Companies which participated in the Tascor Plan and make Basic Matching Contributions to the Plan for such Plan Year as described below) shall contribute to the Plan for such Plan Year the same percentage of Compensation that such Participating Companies pays to its Employees who are Eligible Participants for such Plan Year, as the Controlling Company contributes with respect to its Employees who are Eligible Participants for such Plan Year.

         If Profit Sharing Contributions are made for the Plan Year ending December 31, 1994, each Eligible Participant who is employed by a Participating Company making such a contribution (excluding Participating Companies which participated in the Tascor Plan) shall have allocated and credited to his Profit Sharing Account a portion of such Profit Sharing Contribution in the same proportion that the Compensation of such Eligible Participant for such Plan Year bears to the total Compensation of all such Eligible Participants for such Plan Year.

Matching Contributions under the Tascor Plan.

         Participating Companies that participated in the Tascor Plan as of December 31, 1994 shall make Basic Matching Contributions equal to 25 percent of the amount of the total Before-Tax Contributions for each Participant on whose behalf such Participating Companies made Before-Tax Contributions for any payroll period; provided, the total amount of the Basic Matching contributions which a Participating Company shall make for any Participant for any payroll period shall not exceed 4% of such Participant's Compensation for such payroll period, nor shall such amount exceed (or cause the Contributions to exceed) any of the maximum limitations described in Section 6.1, Section 6.4 or Section 6.7.

                             FIRST AMENDMENT TO THE
               NORRELL CORPORATION 401(k) RETIREMENT SAVINGS PLAN
                               (1994 RESTATEMENT)


         THIS FIRST AMENDMENT to the Norrell Corporation 401(k) Retirement Savings Plan (1994 Restatement) (the "Plan") is made on this 12 day of December, 1995, by Norrell Corporation (the "Company"), to be effective as of January 1, 1996.

                              W I T N E S S E T H:

         WHEREAS, Section 12.1 of the Plan provides that the Company has the right to amend the Plan at any time; and

         WHEREAS, the Company desires to amend the Plan to allow certain Temporary Services Employees to participate in the Plan under the terms and conditions set forth herein;

         NOW, THEREFORE, the Plan hereby is amended as follows:

                                       I.

         Section 1.25(b) is amended to read as follows:

                          (b) A Temporary Services Employee who has not completed 1,000 Hours of Service in accordance with Section
                   3. 1 (d).

                                      II.

         Section 1.37 is amended to read as follows:

                   1.37 Eligible Participant shall mean, for any Plan Year, any Active Participant (other than a Management Services, Staffing or Temporary Services Employee) who was in the active employ of an Affiliate on the last day of the Plan Year.



         Section 1.46 is amended to read as follows:

                          1.46 Hour of Service shall mean the increments of time described in subsection (a) hereof, as modified by subsections (b) and (c) hereof:

                   (a)   General Rule.

                         (1) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Affiliate during the applicable computation period;

                         (2) Each hour for which an Employee is paid, or entitled to payment, by an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or Leave of Absence; provided:

                                (A) No more than 501 Hours of Service shall be credited under this subsection (2) to an Employee for any single continuous period during which he performs no duties as an employee of an Affiliate (whether or not such period occurs in a single computation period);

                                (B)    An hour for which an Employee is
         directly or indirectly paid, or entitled to payment, on account of a period during which he performs no duties as an employee of an Affiliate shall not be credited as an Hour of Service if such payment is made or due under a plan maintained solely to comply with applicable workers' compensation, unemployment compensation or disability insurance laws; and

                                (C) Hours of Service shall not be credited to an Employee for a payment which solely reimburses such Employee for medical or medically related expenses incurred by him.

                                (D)    Hours of Service credited under this
         subsection (a)(2) will be credited for the computation period(s) in which the duties were or would have been performed.

         For purposes of this subsection (2), a payment shall be deemed to be made by or due from an Affiliate regardless of whether such payment is made by or due from an Affiliate directly, or indirectly through, among others, a trust fund or insurer, to which the Affiliate contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate; and

                         (3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliate; provided, the same Hours of Service shall not be credited both under subsection (1) or subsection (2), as the case may be, and under this subsection (3); and, provided further, crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (2) shall be subject to the limitations set forth in that subsection. The Hours of Service credited under this subsection
         (a)(3) will be credited for the computation period(s) to which the award or agreement pertains rather than the computation period(s) in which the award, agreement or payment is made.

                   (b) Equivalencies. Each Employee for whom an Affiliate does not keep records of actual Hours of Service shall be credited, in accordance with this Section and applicable regulations promulgated by the Department of Labor, as follows:

                         (1) If a daily basis is used, the Employee shall be credited with 10 Hours of Service for each day for which the Employee would be credited with at least one Hour of Service;

                         (2) If a weekly basis is used, the Employee shall be credited with 45 Hours of Service for each week for which the Employee would be credited with at least one Hour of Service;

                         (3) If a semi-monthly basis is used, the Employee shall be credited with 95 Hours of Service for each semi-monthly period for which the Employee would be credited with at least one Hour of Service; or

                         (4) If a monthly basis is used, the Employee shall be credited with 190 Hours of Service for each calendar month for which the Employee would be credited with at least one Hour of Service.

         The exact basis for determining the number of Hours of Service to be credited to any Employee shall be determined by the Participating Company, but the same basis shall be used for all similarly situated Employees.

                   (c) DOL Standards. Hours of Service shall be credited and determined in compliance with Department of Labor Regulation

         Section 2530.200b-2(b) and (c), 29 CFR Part 2530, as may be amended from time to time, or such other federal regulations as may from time to time be applicable.

                                      IV.

     A new Section 2.1 (d) is added to read as follows:

                   (d) Temporary-Services Employees. A Temporary Services Employee shall become an Active Participant in the Plan on the Entry Date coinciding with or next following the first date on which he completes 1,000 Hours of Service during a 12-consecutive-month computation period. For this purpose, the computation period initially shall be the 12-consecutive-month period beginning on the date the Temporary Services Employee first completes an Hour of Service and thereafter shall be the Plan Year which includes the first anniversary of the Employee's employment or reemployment commencement date.

                                        V.

     Section 2.4 is amended to read as follows:

                   2.4   Limited Participation by Certain Employees

                   Notwithstanding anything herein to the contrary, Management Services Employees, Staffing Employees and Temporary Services Employees [provided such Temporary Services Employees have completed 1,000 Hours of Service as provided in sec. 3.1(d)] shall be eligible to make Rollover Contributions and Before-Tax Contributions to the Plan but shall not be eligible to receive allocations of Matching Contributions for any period in which they are employed in such status, as provided in Section 1.37 and Section 3.2.

                                      VI.

     Section 3.2 is amended by revising the parenthetical in the first sentence thereof to read as follows:

         (other than a Management Services, Staffing or Temporary Services Employee)

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment on the date first written above.


                                       NORRELL CORPORATION

                                       By:
                                          ----------------------------------
                                       Title:
                                             -------------------------------